Exhibit 1.1


CONFORMED COPY


                             UNDERWRITING AGREEMENT

                              DATED MARCH 19, 2007

                            HOLMES MASTER ISSUER PLC
                                       AND
                               ABBEY NATIONAL PLC
                                       AND
                             HOLMES FUNDING LIMITED
                                       AND
                             HOLMES TRUSTEES LIMITED
                                       AND
                        CITIGROUP GLOBAL MARKETS LIMITED
                                       AND
                   MORGAN STANLEY & CO. INTERNATIONAL LIMITED
                                       AND
                         THE ROYAL BANK OF SCOTLAND PLC

             RELATING TO HOLMES MASTER ISSUER PLC ISSUE 2007-1 NOTES

U.S.$1,500,000,000 FLOATING RATE SERIES 1 CLASS A1 ISSUE 2007-1 NOTES DUE MARCH 2008
 U.S.$57,200,000 FLOATING RATE SERIES 1 CLASS B1 ISSUE 2007-1 NOTES DUE JULY 2040
 U.S.$30,300,000 FLOATING RATE SERIES 1 CLASS C1 ISSUE 2007-1 NOTES DUE JULY 2040
 U.S.$1,500,000,000 FLOATING RATE SERIES 2 CLASS A ISSUE 2007-1 NOTES DUE JULY 2021
 U.S.$9,800,000 FLOATING RATE SERIES 2 CLASS C1 ISSUE 2007-1 NOTES DUE JULY 2040
U.S.$1,600,000,000 FLOATING RATE SERIES 3 CLASS A1 ISSUE 2007-1 NOTES DUE JULY 2040
 U.S.$1,000,000,000 FLOATING RATE SERIES 4 CLASS A ISSUE 2007-1 NOTES DUE JULY 2030







                                [GRAPHIC OMITTED]

                                     London


                                   CONTENTS

CLAUSE                                                                     Page

1.  Issue of the Issue 2007-1 Notes......................................... 10
2.  Stabilization........................................................... 11
3.  Agreements by the Underwriters.......................................... 11
4.  Listing................................................................. 11
5.  Representations and Warranties of the Master Issuer..................... 15
6.  Representations and Warranties of Funding and the Mortgages Trustee..... 20
7.  Representations and Warranties of Abbey................................. 25
8.  Covenants of the Master Issuer, Funding, the Mortgages Trustee and Abbey 28
9.  Conditions Precedent.................................................... 36
10. Closing................................................................. 40
11. Commissions............................................................. 40
12. Expenses................................................................ 41
13. Indemnification......................................................... 42
14. Termination............................................................. 46
15. Survival of Representations and Obligations............................. 47
16. Notices................................................................. 47
17. Time.................................................................... 48
18. Governing Law and Jurisdiction.......................................... 48
19. Counterparts............................................................ 49

Signatories................................................................. 50



London

THIS AGREEMENT is made on March 19, 2007

BETWEEN:

(1) HOLMES MASTER ISSUER PLC (registered number 5953811), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MASTER ISSUER);

(2) ABBEY NATIONAL PLC (registered number 2294747), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (ABBEY);

(3) HOLMES FUNDING LIMITED (registered number 3982428), a private limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (FUNDING);

(4) HOLMES TRUSTEES LIMITED (registered number 3982431), a private limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MORTGAGES TRUSTEE); and

(5) CITIGROUP GLOBAL MARKETS LIMITED, a private limited company incorporated under the laws of England and Wales, whose registered office is at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, MORGAN STANLEY & CO. INTERNATIONAL LIMITED, a private limited company incorporated under the laws of England and Wales, whose registered office is at 25 Cabot Square, Canary Wharf, London E14 4QA and THE ROYAL BANK OF SCOTLAND PLC, a public company with limited liability incorporated under the laws of Scotland, acting through its office at 135 Bishopsgate, London EC2M 3UR (together, the UNDERWRITERS).

WHEREAS:

(A) The Master Issuer, by resolutions of its Board of Directors passed on March 21, 2007, has duly authorised and has determined to create and issue U.S.$1,500,000,000 in principal amount of its Floating Rate Series 1 Class A1 Issue 2007-1 Notes due March 2008 (the SERIES 1 CLASS A1 ISSUE 2007-1 NOTES), U.S.$57,200,000 in principal amount of its Floating Rate Series 1 Class B1 Issue 2007-1 Notes due July 2040 (the SERIES 1 CLASS B1 ISSUE 2007-1 NOTES), U.S.$30,300,000 in principal amount of its Floating Rate Series 1 Class C1 Issue 2007-1 Notes due July 2040 (the SERIES 1 CLASS C1 ISSUE 2007-1 NOTES and, together with the Series 1 Class A1 Issue 2007-1 Notes and the Series 1 Class B Issue 2007-1 Notes, the SERIES 1 ISSUE 2007-1 NOTES), U.S.$1,500,000,000 in principal amount of its Floating Rate Series 2 Class A Issue 2007-1 Notes due July 2021 (the SERIES 2 CLASS A ISSUE 2007-1 NOTES), U.S.$9,800,000 in principal amount of its Floating Rate Series 2 Class C1 Issue 2007-1 Notes due July 2040 (the SERIES 2 CLASS C1 ISSUE 2007-1 NOTES and, together with the Series 2 Class A Issue 2007-1 Notes, the SERIES 2 ISSUE 2007-1 NOTES), U.S.$1,600,000,000 in principal amount of its Floating Rate Series 3 Class A1 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS A1 ISSUE 2007-1 NOTES or SERIES 3 ISSUE 2007-1 NOTES) and U.S.$1,000,000,000 in principal amount of its Floating Rate Series 4 Class A Issue 2007-1 Notes due July 2030 (the SERIES 4 CLASS A ISSUE 2007-1 NOTES or SERIES 4 ISSUE 2007-1 NOTES and, together with the Series 1 Issue 2007-1 Notes, the Series 2 Issue 2007-1 Notes and the Series 3 Issue 2007-1 Notes, the U.S. ISSUE 2007-1 NOTES).

(B) The U.S. Issue 2007-1 Notes will be registered in accordance with the registration requirements of the Securities Act. The U.S. Issue 2007-1 Notes will be in registered form in minimum denominations of U.S.$100,000 and increments of U.S.$1,000 thereafter. The U.S. Issue 2007-1 Notes will be issued on March 28, 2007 at 10:00 a.m. (London time) or at such other time (not being later than 2:00 p.m. (London time)) or on such other date as the Master Issuer and the Underwriters may agree (the CLOSING DATE). The issue of the U.S. Issue 2007-1 Notes is referred to in this Agreement as the ISSUE.

(C) Simultaneously with the Issue, the Master Issuer intends to issue {pound-sterling}600,000,000 in principal amount of its Floating Rate Series 1 Class A3 Issue 2007-1 Notes due July 2020 (the SERIES 1 CLASS A3 ISSUE 2007-1 NOTES), [Euro]1,500,000,000 in principal amount of its Floating Rate Series 3 Class A2 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS A2 ISSUE 2007-1 NOTES), {pound-sterling}800,000,000 in principal amount of its Floating Rate Series 3 Class A3 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS A3 ISSUE 2007-1 NOTES), [Euro]21,400,000 in principal amount of its Floating Rate Series 1 Class B2 Issue 2007-1 Notes due July 2040 (the SERIES 1 CLASS B2 ISSUE 2007-1 NOTES), [Euro]26,300,000 in principal amount of its Floating Rate Series 2 Class B2 Issue 2007-1 Notes due July 2040 (the SERIES 2 CLASS B2 ISSUE 2007-1 NOTES), [Euro]46,700,000 in principal amount of its Floating Rate Series 3 Class B2 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS B2 ISSUE 2007-1 NOTES), {pound-sterling}48,000,000 in principal amount of its Floating Rate Series 3 Class B3 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS B3 ISSUE 2007-1 NOTES), [Euro]10,600,000 in principal amount of its Floating Rate Series 2 Class M2 Issue 2007-1 Notes due July 2040 (the SERIES 2 CLASS M2 ISSUE 2007-1 NOTES), {pound-sterling}10,800,000 in principal amount of its Floating Rate Series 2 Class M3 Issue 2007-1 Notes due July 2040 (the SERIES 2 CLASS M3 ISSUE 2007-1 NOTES), [Euro]28,000,000 in principal amount of its Floating Rate Series 3 Class M2 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS M2 ISSUE 2007-1 NOTES), {pound-sterling}28,800,000 in principal amount of its Floating Rate Series 3 Class M3 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS M3 ISSUE 2007-1 NOTES), [Euro]22,700,000 in principal amount of its Floating Rate Series 1 Class C2 Issue 2007-1 Notes due July 2040 (the SERIES 1 CLASS C2 ISSUE 2007-1 NOTES), {pound-sterling}15,550,000 in principal amount of its Floating Rate Series 1 Class C3 Issue 2007-1 Notes due July 2040, [Euro]21,900,000 in principal amount of its Floating Rate Series 2 Class C2 Issue 2007-1 Notes due July 2040 (the SERIES 2 CLASS C2 ISSUE 2007-1 NOTES), {pound-sterling}5,000,000 in principal amount of its Floating Rate Series 2 Class C3 Issue 2007-1 Notes due July 2040, [Euro]86,900,000 in principal amount of its Floating Rate Series 3 Class C2 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS C2 ISSUE 2007-1 NOTES) and {pound-sterling}25,500,000 in principal amount of its Floating Rate Series 3 Class C3 Issue 2007-1 Notes due July 2040 (the SERIES 3 CLASS C3 ISSUE 2007-1 NOTES and, together with the Series 1 Class A3 Issue 2007-1 Notes, Series 3 Class A2 Issue 2007-1 Notes, the Series 3 Class A3 Issue 2007-1 Notes, the Series 1 Class B2 Issue 2007-1 Notes, the Series 2 Class B2 Issue 2007-1 Notes, the Series 3 Class B2 Issue 2007-1 Notes, the Series 3 Class B3 Issue 2007-1 Notes, the Series 2 Class M2 Issue 2007-1 Notes, the Series 2 Class M3 Issue 2007-1 Notes, the Series 3 Class M2 Issue 2007-1 Notes, the Series 3 Class M3 Issue 2007-1 Notes, the Series 1 Class C2 Issue 2007-1 Notes, the Series 1 Class C3 Issue 2007-1 Notes, the Series 2 Class C2 Issue 2007-1 Notes, the Series 2 Class C3 Issue 2007-1 Notes and the Series 3 Class C2 Issue 2007-1 Notes, the REG S ISSUE 2007-1 NOTES). Pursuant to the terms of a Programme Agreement dated 17 November, 2006 (the REG S PROGRAMME
      AGREEMENT) between the Master Issuer, Abbey, Funding, the Mortgages Trustee and the respective dealers named therein, and by a Subscription Agreement of even date herewith (the REG S ISSUE 2007-1 NOTES SUBSCRIPTION AGREEMENT) between the Master Issuer, Abbey, Funding, the Mortgages
      Trustee and Citigroup Global Markets Limited, Morgan Stanley & Co. International Limited, The Royal Bank of Scotland plc and Banco Santander Central Hispano, S.A. (collectively, the 2007-1 MANAGERS), the 2007-1 Managers have agreed to subscribe and pay for the Reg S Issue 2007-1 Notes upon the terms and subject to the conditions therein contained. The U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes together are referred to as the ISSUE 2007-1 NOTES, which expression where the context so requires shall include the Global Issue 2007-1 Notes (as defined below).

      The U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes will be constituted by, issued subject to and have the benefit of an amended and restated trust deed (the MASTER ISSUER TRUST DEED) to be dated on or about the Closing Date between the Master Issuer and The Bank of New York, London

      Branch as trustee (the NOTE TRUSTEE) for the holders of the U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes (the NOTEHOLDERS).

(D) The U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes (together with the Master Issuer's obligations to its other creditors) will be secured with the benefit of security interests created by a deed of charge and assignment (the MASTER ISSUER DEED OF CHARGE) entered into on 28 November, 2006 (the PROGRAMME DATE) by, inter alios, the Master Issuer and the Note Trustee, and the deed of accession thereto (the FIRST DEED OF ACCESSION TO THE MASTER ISSUER DEED OF CHARGE) to be entered into on or before the Closing Date by the Master Issuer, The Bank of New York, London Branch in its capacity as security trustee (the MASTER ISSUER SECURITY TRUSTEE), the Note Trustee, The Bank of New York, London Branch in its capacities as principal paying agent, agent bank, registrar and transfer agent under the Master Issuer Paying Agent and Agent Bank Agreement (as defined below) (in such capacities, the PRINCIPAL PAYING AGENT, the AGENT BANK, the REGISTRAR and the TRANSFER AGENT), Abbey in its capacity as cash manager to the Master Issuer under the Master Issuer Cash Management Agreement (as defined below) (the MASTER ISSUER CASH MANAGER) and in its capacity as sterling account bank to the Master Issuer under the Master Issuer Bank Account Agreement (as defined below) (the MASTER ISSUER STERLING ACCOUNT BANK), Citibank, N.A., London Branch in its capacity as non-sterling account bank to the Master Issuer (the MASTER ISSUER NON-STERLING ACCOUNT BANK), The Bank of New York, New York Branch in its capacity as U.S. paying agent under the Master Issuer Paying Agent and Agent Bank Agreement (the U.S. PAYING AGENT), Credit Suisse (USA), Inc. as dollar currency swap provider to the Master Issuer for the Series 1 Issue 2007-1 Notes (the SERIES 1 MASTER ISSUER DOLLAR SWAP PROVIDER), UBS AG, London Branch as dollar currency swap provider to the Master Issuer for the Series 2 Issue 2007-1 Notes (the SERIES 2 MASTER ISSUER DOLLAR SWAP PROVIDER), Deutsche Bank AG, London Branch as dollar currency swap provider to the Master Issuer for the Series 3 Issue 2007-1 Notes (the SERIES 3 MASTER ISSUER DOLLAR SWAP PROVIDER), HSBC USA Inc. as dollar currency swap provider to the Master Issuer for the Series 4 Issue 2007-1 Notes (the SERIES 4 MASTER ISSUER DOLLAR SWAP PROVIDER, and together with the Series 1 Master Issuer Dollar Swap Provider, the Series 2 Master Issuer Dollar Swap Provider and the Series 3 Master Issuer Dollar Swap Provider, each a MASTER ISSUER DOLLAR SWAP PROVIDER), HSBC Bank plc as euro currency swap provider to the Master Issuer for the Series 3 Class A2 Issue 2007-1 Notes, the Series 1 Class B2 Issue 2007-1 Notes, the Series 2 Class B2 Issue 2007-1 Notes, the Series 3 Class B2 Issue 2007-1 Notes, the Series 2 Class M2 Issue 2007-1 Notes, the Series 3 Class M2 Issue 2007-1 Notes, the Series 1 Class C2 Issue 2007-1 Notes, the Series 2 Class C2 Issue 2007-1 Notes and the Series 3 Class C2 Issue 2007-1 Notes (the MASTER ISSUER EURO SWAP PROVIDER) and Wilmington Trust SP Services (London) Limited in its capacity as corporate services provider to the Master Issuer under the Master Issuer Corporate Services Agreement (as defined below) (the MASTER ISSUER CORPORATE SERVICES PROVIDER).

(E) Payments of principal and interest on the U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes will be made by the Master Issuer to the Principal Paying Agent and by the Principal Paying Agent to Noteholders on behalf of the Master Issuer under an amended and restated paying agent and agent bank agreement to be entered into on or before the Closing Date (the MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT) between the Master Issuer, the Principal Paying Agent, the Agent Bank, the U.S. Paying Agent, the Registrar, the Transfer Agent and the Master Issuer Security Trustee.

(F) The U.S. Issue 2007-1 Notes will be payable in U.S. dollars. Each class of the Issue 2007-1 Notes will be represented by a global note (each a GLOBAL ISSUE 2007-1 NOTE), without interest coupons, substantially in the form set out in the Master Issuer Trust Deed.

(G) The Master Issuer will use an amount equal to the gross proceeds of the Issue and the gross proceeds of the issue of the Reg S 2007-1 Notes (net of management and underwriting commissions and

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

      various out-of-pocket expenses) converted under the relevant Master Issuer Dollar Swap Agreements (as defined below), to make a loan to Funding pursuant to an intercompany loan agreement entered into on the Programme Date (the MASTER ISSUER INTERCOMPANY LOAN AGREEMENT and each loan made thereunder a MASTER ISSUER INTERCOMPANY LOAN) between the Master Issuer, Funding, the Agent Bank and BNY Corporate Trustee Services Limited (the SECURITY TRUSTEE) as recorded in a term advance supplement (the ISSUE
      2007-1 TERM ADVANCE SUPPLEMENT) to be entered into on or before the Closing Date between the Master Issuer, Funding, the Security Trustee and the Agent Bank.

(H) Funding will pay the proceeds of the Master Issuer Intercompany Loan to Abbey in consideration for the assignment by Abbey to it of a part of Abbey's interest in a portfolio of residential mortgage loans (the LOANS) and an interest in the related insurances and their related security (together, the RELATED SECURITY).

(I) Abbey transferred by way of equitable assignment the portfolio of Loans and their Related Security to the Mortgages Trustee on 26th July, 2000 and on subsequent distribution dates, pursuant to a mortgage sale agreement entered into on 26th July, 2000, as amended on 29th November, 2000 and as amended and restated on 23rd May, 2001, 5th July, 2001, 8th November, 2001, 7th November, 2002, 26th March, 2003, 1st April, 2004, 8th December, 2005, 8th August, 2006, 28th November, 2006 and as the same may be further amended, restated and supplemented on or before the Closing Date (the MORTGAGE SALE AGREEMENT) between Abbey, the Mortgages Trustee, Funding and the Security Trustee. In relation to Loans secured over properties in Scotland, the transfer of the beneficial interest therein to the Mortgages Trustee has been effected by a declaration of trust entered into on 8th January, 2003 and further declarations of trust in respect of further loans sold to the Mortgages Trustee (the SCOTTISH TRUST DEEDS, the form of which is incorporated into the Mortgage Sale Agreement) between Abbey, the Mortgages Trustee and Funding. Each of the Mortgages Trustee, Funding and the Security Trustee appointed Abbey as servicer to service the Loans and their Related Security pursuant to a servicing agreement entered into on 26th July, 2000, as amended and restated on 23rd May, 2001 and 7th November, 2002 and as to be further amended and restated on or before the Closing Date (the AMENDED AND RESTATED SERVICING AGREEMENT).

(J) The Mortgages Trustee holds the Loans and their Related Security on a bare trust in undivided shares for the benefit of Funding and Abbey pursuant to a mortgages trust deed entered into on 25th July, 2000, as amended on 29th November, 2000 and 23rd May, 2001, as amended and restated on 5th July, 2001, 8th November, 2001, 7th November, 2002, 26th March, 2003, 1st April, 2004, 8th December, 2005 and 8th August, 2006 (the MORTGAGES TRUST DEED) between Abbey, Funding, the Mortgages Trustee and SPV Management Limited (now known as Wilmington Trust SP Services (London) Limited). The Mortgages Trustee entered into, on 26th July, 2000, a guaranteed investment contract in respect of its principal bank account (the MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT) between the Mortgages Trustee and Abbey (in such capacity, the MORTGAGES TRUSTEE GIC PROVIDER).

(K) Funding's obligations to the Master Issuer under the Master Issuer Intercompany Loan Agreement and to Funding's other creditors will be secured with the benefit of security interests created by a deed of charge and assignment entered into on 26th July, 2000 (the FUNDING DEED OF CHARGE) between Funding, Holmes Financing (No. 1) PLC (the FIRST ISSUER), the Security Trustee, Abbey National Treasury Services plc (in such capacity, the FUNDING SWAP PROVIDER), Abbey in its capacity as cash manager to the Mortgages Trustee and Funding (the CASH MANAGER) and in its capacity as account bank to the Mortgages Trustee and Funding (the ACCOUNT BANK), Abbey in its capacity as start-up loan provider to Funding in relation to an issue of notes by the First Issuer (the FIRST START-UP LOAN PROVIDER) and SPV Management Limited (now known as Wilmington Trust SP Services (London) Limited) (the CORPORATE SERVICES PROVIDER), acceded to pursuant to a deed of accession dated 29th November, 2000 (the FIRST DEED OF ACCESSION TO THE FUNDING DEED OF

      CHARGE) by Holmes Financing (No. 2) PLC (the SECOND ISSUER) and Abbey in its capacity as start-up loan provider to Funding and in relation to an issue of notes by the Second Issuer (the SECOND START-UP LOAN PROVIDER), acceded to pursuant to a deed of accession dated 23rd May, 2001 (the SECOND DEED OF ACCESSION TO THE FUNDING DEED OF CHARGE) by Holmes
      Financing (No. 3) PLC (the THIRD ISSUER) and Abbey in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Third Issuer (the THIRD START-UP LOAN PROVIDER), acceded to pursuant to a deed of accession dated 5th July, 2001 (the THIRD DEED OF ACCESSION TO THE FUNDING DEED OF CHARGE) by Holmes Financing (No. 4) PLC (the FOURTH ISSUER) and Abbey in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Fourth Issuer (the FOURTH START-UP LOAN PROVIDER), acceded to pursuant to a deed of accession dated 8th November, 2001 (the FOURTH DEED OF ACCESSION TO THE FUNDING DEED OF CHARGE) by Holmes Financing (No. 5) PLC (the FIFTH ISSUER) and Abbey in its capacity as start up loan provider to Funding in relation to an issue of notes by the Fifth Issuer (the FIFTH START-UP LOAN PROVIDER), amended and restated pursuant to the amendment and restatement of the Funding Deed of Charge dated 7th November, 2002 (the AMENDED AND RESTATED FUNDING DEED OF CHARGE) between Holmes Financing (No. 6) PLC (the SIXTH ISSUER) and Abbey in its capacity as start up loan provider to Funding in relation to an issue of notes by the Sixth Issuer (the SIXTH START-UP LOAN PROVIDER), acceded to pursuant to a deed of accession dated 26th March, 2003 (the FIRST DEED OF ACCESSION TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE) by Holmes Financing (No. 7) PLC (the SEVENTH ISSUER) and Abbey in its capacity as start up loan provider to Funding in relation to an issue of notes by the Seventh Issuer (the SEVENTH START-UP LOAN PROVIDER), acceded to pursuant to a deed of accession dated 1st April, 2004 (the SECOND DEED OF ACCESSION TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE) by Holmes Financing (No. 8) PLC (the EIGHTH ISSUER) and Abbey in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Eighth Issuer (the EIGHTH START-UP LOAN PROVIDER), acceded to pursuant to a deed of accession dated 8th December, 2005 (the THIRD DEED OF ACCESSION TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE) by Holmes Financing (No. 9) PLC (the NINTH ISSUER) and acceded to pursuant to a deed of accession dated 8th August, 2006 (the FOURTH DEED OF ACCESSION TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE) by Holmes Financing (No. 10) PLC (the TENTH ISSUER) and as further amended and restated on the Programme Date (the SECOND AMENDED AND RESTATED FUNDING DEED OF CHARGE) pursuant to which the Master Issuer became a secured creditor of Funding.

(L) In connection with the issue of notes by the First Issuer, Funding, in addition to the documents described above, on 26th July, 2000, entered into (1) a cash management agreement amended on 29th November, 2000, on 26th March, 2003 and on 1st April, 2004 (the CASH MANAGEMENT AGREEMENT) with the Cash Manager, the Mortgages Trustee and the Security Trustee;
      (2) a bank account agreement amended on 1st April, 2004 and on 8th December, 2005 (the BANK ACCOUNT AGREEMENT) with the Account Bank, the Mortgages Trustee and Funding; (3) a guaranteed investment contract (the FUNDING GUARANTEED INVESTMENT CONTRACT) with the Account Bank; (4) a start-up loan agreement (the FIRST START-UP LOAN AGREEMENT) with the First Start-up Loan Provider and the Security Trustee; and (5) a corporate services agreement amended and restated on 29th November, 2000 and on 23rd May, 2001 (the CORPORATE SERVICES AGREEMENT) with the Mortgages Trustee, the Security Trustee and the Corporate Services Provider, each of which will remain in effect, as applicable, in respect of the Issue. In connection with the issue of notes by the Second Issuer, Funding, in addition to the documents described above, on 29th November, 2000 entered into a start-up loan agreement (the SECOND START-UP LOAN AGREEMENT) with the Second Start-up Loan Provider and the
      Security Trustee.   In  connection  with  the issue of notes by the Third
      Issuer, Funding, in addition to the documents described above, on 23rd May, 2001 entered into a start-up loan agreement (the THIRD START-UP LOAN AGREEMENT) with the Third Start-up Loan Provider and the Security
      Trustee.   In  connection  with the issue of notes by the Fourth  Issuer,
      Funding, in addition to the documents described above, on 5th July, 2001 entered into a start-up loan agreement (the FOURTH START-UP LOAN
      AGREEMENT) with the Fourth Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Fifth Issuer, Funding in addition to the documents described above, on 8th November, 2001 entered into a start-up loan agreement (the FIFTH START-UP LOAN AGREEMENT) with the Fifth Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Sixth Issuer, Funding in addition to the documents described above, on 7th November, 2002 entered into a start-up loan agreement (the SIXTH START-UP LOAN AGREEMENT) with the Sixth Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Seventh Issuer, Funding, in addition to the documents described above, on 26th March, 2003 entered into a start-up loan agreement (the SEVENTH START-UP LOAN AGREEMENT) with the Seventh Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Eighth Issuer, Funding, in addition to the documents described above, on 1st April, 2004
      entered  into  a  start-up  loan  agreement  (the  EIGHTH   START-UP  LOAN
      AGREEMENT) with the Eighth Start-up Loan Provider and the Security Trustee. In connection with the issue of the Issue 2007-1 Notes by the Master Issuer, Funding, in addition to the documents described above, on the Closing Date will enter into a start-up loan agreement (the ISSUE 2007-1 START-UP LOAN AGREEMENT) with Abbey, as the Issue 2007-1 Start-up Loan Provider, and the Security Trustee.

(M) In connection with an intercompany loan agreement entered into on 26th July, 2000 (the FIRST ISSUER INTERCOMPANY LOAN AGREEMENT) between the First Issuer, Funding and the Security Trustee, Funding entered into an ISDA Master Agreement (including the schedule thereto) and confirmations documented between Funding, the Funding Swap Provider and the Security Trustee (as amended, the FUNDING SWAP AGREEMENT). In connection with an intercompany loan agreement entered into on 29th November, 2000 (the SECOND ISSUER INTERCOMPANY LOAN AGREEMENT) between the Second Issuer, Funding and the Security Trustee, the parties to the Funding Swap Agreement agreed to amend the terms of that ISDA Master Agreement and to replace the previous confirmations with a new confirmation that provided for a variable rate of interest to be paid by Funding to the Funding Swap Provider (based on the weighted average rates of interest on the Loans in the Portfolio (as defined below)) and for the Funding Swap Provider to pay a rate of interest to Funding equal to LIBOR for three-month Sterling deposits and a margin, in connection with a further intercompany loan agreement entered into on 23rd May, 2001 (the THIRD ISSUER INTERCOMPANY LOAN AGREEMENT) between the Third Issuer, Funding and the Security Trustee, the parties to the Funding Swap Agreement agreed to further amend the Funding Swap Agreement and in connection with a further intercompany loan agreement entered into on 26th March, 2003 (the SEVENTH ISSUER INTERCOMPANY LOAN AGREEMENT) between the Seventh Issuer, Funding and the Security Trustee, the parties to the Funding Swap Agreement agreed to further amend the Funding Swap Agreement.

(N) In connection with the Issue, the Master Issuer will also execute and deliver, on or before the Closing Date, (1) the Global Issue 2007-1 Notes relating to each class of the U.S. Issue 2007-1 Notes; (2) an ISDA Master Agreement (including the schedule thereto and confirmations thereunder) in respect of currency swap transactions relating to the U.S. Issue 2007-1 Notes between the Master Issuer, the relevant Master Issuer Dollar Swap Provider and the Master Issuer Security Trustee (the MASTER ISSUER DOLLAR SWAP AGREEMENTS) and (3) an ISDA Master Agreement (including the schedule thereto and confirmations thereunder) in respect of currency swap transactions relating to the Issue 2007-1 Notes denominated in euro between the Master Issuer, the Master Issuer Euro Swap Provider and the Master Issuer Security Trustee (the MASTER ISSUER EURO SWAP AGREEMENTS); and on the Programme Date the Master Issuer executed and delivered (1) a corporate services agreement (the MASTER ISSUER CORPORATE SERVICES AGREEMENT) between the Master Issuer, the Master Issuer Security Trustee and the Master Issuer Corporate Services Provider; (2) a cash management agreement (the MASTER ISSUER CASH MANAGEMENT AGREEMENT) between the Master Issuer, the Master Issuer Security Trustee and the Master Issuer Cash Manager; (3) a bank account agreement (the MASTER ISSUER BANK ACCOUNT AGREEMENT) between the Master Issuer, the Master Issuer Sterling Account Bank, the Master Issuer Non-Sterling Account Bank and the Master Issuer Security Trustee and (4) a post-enforcement call option agreement (the MASTER ISSUER POST-

      ENFORCEMENT CALL OPTION AGREEMENT) between the Master Issuer, the Master Issuer Security Trustee and PECOH Limited.

(O) On the Programme Date, Allen & Overy LLP and Slaughter and May signed for the purposes of identification an amended and restated master definitions and construction schedule (the AMENDED AND RESTATED MASTER DEFINITIONS SCHEDULE) and on or before the Closing Date, Allen & Overy LLP and Slaughter and May will sign for the purposes of identification an amended and restated master definitions and construction schedule in respect of the Master Issuer (the MASTER ISSUER MASTER DEFINITIONS SCHEDULE).

(P) As required, the Master Issuer, Funding, the Mortgages Trustee and/or Abbey have entered or will enter into any other relevant documents to be signed and delivered on or before the Closing Date (such documents, together with the Mortgage Sale Agreement, the Mortgages Trust Deed, the Scottish Trust Deeds, the Amended and Restated Servicing Agreement, the Mortgages Trustee Guaranteed Investment Contract, the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Seventh Issuer Intercompany Loan Agreement, the Eighth Issuer Intercompany Loan Agreement, the Ninth Issuer Intercompany Loan Agreement, the Tenth Issuer Intercompany Loan Agreement, the Master Issuer Intercompany Loan
      Agreement, the Issue 2007-1 Term Advance Supplement, the Funding Swap Agreement, the Funding Guaranteed Investment Contract, the Cash Management Agreement, the Bank Account Agreement, the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Seventh Start-up Loan Agreement, the Eighth Start-up Loan Agreement, the Issue 2007-1 Start-up Loan Agreement, the Corporate Services Agreement, the Amended and Restated Funding Deed of Charge, the Master Issuer Deed of Charge, the First Deed of Accession to the Master Issuer Deed of Charge, the Master Issuer Trust Deed, the Master Issuer Cash Management Agreement, the Master Issuer Paying Agent and Agent Bank Agreement, the Master Issuer Bank Account Agreement, the Master Issuer Dollar Swap Agreements, the Master Issuer Euro Swap Agreements, the Master Issuer Corporate Services Agreement, the Master Issuer Post-Enforcement Call Option Agreement, this Agreement, the Reg S Programme Agreement and the Reg S Issue 2007-1 Notes Subscription Agreement, each as they have been or may be amended, restated, varied or supplemented from time to time are collectively referred to herein as the LEGAL AGREEMENTS).

IT IS AGREED as follows:

      To the extent not defined herein, capitalised terms used herein have the meanings assigned to such terms in the Further Amended and Restated Master Definitions Schedule or the Amended and Restated Master Issuer Master Definitions Schedule (as applicable) each to be signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on March 28, 2007, as the same may be amended, revised or supplemented from time to time with the consent of the parties hereto. In addition, for the purposes of this Agreement:

      AFFILIATE  has the  meaning  given to it in Rule 405 under the  Securities
Act;

      APPLICABLE TIME means 5:00 p.m. (London time) on March 19, 2007, which is deemed to be the time when sales of the U.S. Issue 2007-1 Notes to investors were first made for the purposes of Rule 159 under the Securities Act;

      BASE PROSPECTUS means the Preliminary Base Prospectus and the base prospectus prepared by the Master Issuer dated March 16, 2007, as amended and supplemented to the date hereof and as may be further amended and supplemented from time to time after the date hereof;

      CONTRACT OF SALE means a "contract of sale" as such term is used in Rule 159 under the Securities Act;

      DISCLOSURE PACKAGE means together (i) the Preliminary Prospectus, (ii) the Issuer Free Writing Prospectuses and the Issuer Information (each as defined in Clause 8.1(t)(v)(A) below), if any, disseminated prior to the Applicable Time and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package;

      FREE WRITING PROSPECTUS means and includes any information relating to the U.S. Issue 2007-1 Notes disseminated by the Master Issuer, Funding, the Mortgages Trustee, Abbey or any Underwriter that constitutes a "free writing prospectus" within the meaning of Rule 405 under the Securities Act;

      INVESTOR PRESENTATION MATERIAL means the investor presentation in respect of the U.S. Issue 2007-1 Notes prepared or used by Abbey for the purposes of investor meetings in the United States;

      PRELIMINARY BASE PROSPECTUS means the preliminary base prospectus prepared by the Master Issuer dated March 9, 2007; and

      PRELIMINARY PROSPECTUS means the preliminary prospectus supplement prepared by the Master Issuer dated March 9, 2007, together with the Preliminary Base Prospectus, and as amended on March 16, 2007, together with the Base Prospectus, and as the same may be amended or supplemented from time to time, together with the Base Prospectus and the information set forth under the heading "Static Pool Data" in Annex E therein regardless of whether it is deemed a part of the Registration Statement (as defined in Clause 5(a) below), Base Prospectus or any preliminary prospectus supplement.

1.    ISSUE OF THE ISSUE 2007-1 NOTES

1.1   AGREEMENT TO ISSUE

      Subject to the terms and conditions of this Agreement, the Master Issuer agrees to issue the U.S. Issue 2007-1 Notes on the Closing Date to the Underwriters or as they may direct. The U.S. Issue 2007-1 Notes will be issued at a price equal to the aggregate of 100 per cent. of the principal amount of the Series 1 Class A1 Issue 2007-1 Notes (the SERIES 1 CLASS A1 ISSUE PRICE), 100 per cent. of the principal amount of the Series 1 Class B1 Issue 2007-1 Notes (the SERIES 1 CLASS B1 ISSUE PRICE), 100 per cent. of the principal amount of the Series 1 Class C1 Issue 2007-1 Notes (the SERIES 1 CLASS C1 ISSUE PRICE), 100 per cent. of the principal amount of the Series 2 Class A Issue 2007-1 Notes (the SERIES 2 CLASS A ISSUE PRICE), 100 per cent. of the principal amount of the Series 2 Class C1 Issue 2007-1 Notes (the SERIES 2 CLASS C1 ISSUE PRICE), 100 per cent. of the principal amount of the Series 3 Class A1 Issue 2007-1 Notes (the SERIES 3 CLASS A1 ISSUE PRICE) and 100 per cent. of the principal amount of the Series 4 Class A Issue 2007-1 Notes (the SERIES 4 CLASS A ISSUE PRICE, and together with the Series 1 Class A1 Issue Price, the Series 1 Class B1 Issue Price, the Series 1 Class C1 Issue Price, the Series 2 Class A Issue Price, the Series 2 Class C1 Issue Price and the Series 3 Class A1 Issue Price, the ISSUE PRICE).

1.2   THE LEGAL AGREEMENTS

      To the extent that each of the Master Issuer, Funding, the Mortgages Trustee and Abbey is a signatory of the Legal Agreements, each has entered or will, not later than the Closing Date, enter into each of the Legal Agreements to which it is a party, substantially in the form of the draft signed for the purposes of identification by Allen & Overy LLP and Slaughter and May (any draft of any document so signed being called an AGREED FORM), with such amendments as the Underwriters may agree with the Master Issuer and, if it is such a signatory, Funding, the Mortgages Trustee and/or Abbey.

1.3   THE U.S. ISSUE 2007-1 NOTES

      The U.S. Issue 2007-1 Notes will be issued on the Closing Date in accordance with the terms of the Master Issuer Trust Deed and will be in the form set out therein.

1.4   THE PROSPECTUS

      The Master Issuer confirms that it has prepared the Preliminary Prospectus and the Final Prospectus (as defined in Clause 5(a) below), for use in connection with the issue of the U.S. Issue 2007-1 Notes and hereby authorises the Underwriters to distribute copies of the Preliminary Prospectus and the Final Prospectus in connection with the offering and sale of the U.S. Issue 2007-1 Notes (in accordance with applicable laws and applicable market practice).

2.    STABILIZATION

      Citigroup Global Markets Limited, or any person acting on its behalf, for its own account may, to the extent permitted by applicable laws and regulations, engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids and otherwise effect transactions in the open market or otherwise in connection with the distribution of the U.S. Issue 2007-1 Notes with a view to stabilising or maintaining the respective market prices of the U.S. Issue 2007-1 Notes at levels other than those which might otherwise prevail in the open market but in doing so Citigroup Global Markets Limited, or any person acting on its behalf, shall act as principal and in no circumstances shall the Master Issuer be obliged to issue (i) more than U.S.$1,500,000,000 in principal amount of Series 1 Class A1 Issue 2007-1 Notes; (ii) more than U.S.$57,200,000 in principal amount of Series 1 Class B1 Issue 2007-1 Notes; (iii) more than U.S.$30,300,000 in principal amount of Series 1 Class C1 Issue 2007-1 Notes; (iv) more than U.S.$1,500,000,000 in principal amount of Series 2 Class A Issue 2007-1 Notes; (v) more than U.S.$9,800,000 in principal amount of Series 2 Class C1 Issue 2007-1 Notes; (vi) more than U.S.$1,600,000,000 in principal amount of Series 3 Class A1 Issue 2007-1 Notes or (vii) more than U.S.$1,000,000,000 in principal amount of Series 4 Class A Issue 2007-1 Notes.

3.    AGREEMENTS BY THE UNDERWRITERS

3.1   PURCHASE

      The Master Issuer confirms that it has authorized the Underwriters to offer the U.S. Issue 2007-1 Notes on its behalf for subscription at the Issue Price subject to signature of this Agreement. Subject to Clause 3.2(a), the Master Issuer acknowledges and agrees that the Underwriters may offer and sell the U.S. Issue 2007-1 Notes to or through any affiliate of an Underwriter and that any such affiliate may offer and sell the U.S. Issue 2007-1 Notes to or through any Underwriter.

      Each Underwriter severally and not jointly agrees to purchase and pay for such principal amount of U.S. Issue 2007-1 Notes set out against its name in Schedule I hereto on the Closing Date at the Issue Price on the terms set out in this Agreement.

      (a) If any Underwriter shall default in its obligation to purchase U.S. Issue 2007-1 Notes which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange to
            purchase,  or  for  another  party  or  other   parties  reasonably
            satisfactory to Abbey to purchase, such U.S. Issue 2007-1 Notes on the terms contained herein. If within 36 hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such U.S. Issue 2007-1 Notes, then Abbey shall be entitled to a further period of 36 hours within which to procure that another party or other parties satisfactory to the non-defaulting Underwriters purchase such U.S. Issue 2007-1 Notes on such terms. In the event that, within the respective prescribed periods, the non-defaulting Underwriters notify Abbey that the non-defaulting Underwriters have so arranged for the purchase of such U.S. Issue 2007-1 Notes, or Abbey notifies the non-defaulting Underwriters that it has so arranged for the purchase of such U.S. Issue 2007-1 Notes, the non-defaulting Underwriters or Abbey shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in any documents or arrangements relating to the offering and sale of the U.S. Issue 2007-1 Notes. Any substitute purchaser of U.S. Issue 2007-1 Notes pursuant to this paragraph shall be deemed to be an Underwriter, for the purposes of this Agreement, in connection with the offering and sale of the U.S. Issue 2007-1 Notes.

      (b) If, after giving effect to any arrangements for the purchase of U.S. Issue 2007-1 Notes of a defaulting Underwriter by the non-defaulting Underwriters, as provided in Clause 3.1(a) above, the aggregate principal amount of the U.S. Issue 2007-1 Notes which remains unpurchased does not exceed 10 per cent. of the aggregate principal amount of the U.S. Issue 2007-1 Notes, then Abbey shall have the right to require each non-defaulting Underwriter to purchase the principal amount of the U.S. Issue 2007-1 Notes which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of the U.S. Issue 2007-1 Notes which such Underwriter agreed to purchase hereunder) of the principal amount of the U.S. Issue 2007-1 Notes of such defaulting Underwriter for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
      (c) If, after giving effect to any arrangements for the purchase of the principal amount of the U.S. Issue 2007-1 Notes of a defaulting Underwriter by the non-defaulting Underwriters as provided in Clause 3.1(b), the aggregate principal amount of the U.S. Issue 2007-1
            Notes which remains unpurchased exceeds 10 per cent. of the aggregate principal amount of the U.S. Issue 2007-1 Notes, or if Abbey shall not exercise the right described in Clause to require non-defaulting Underwriters to purchase the U.S. Issue 2007-1 Notes of a defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of the non-defaulting
            Underwriters; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

3.2   SELLING

      Each Underwriter severally (and not jointly) agrees as follows:

      (a)   UNITED STATES

            It is understood that each Underwriter proposes to offer the U.S. Issue 2007-1 Notes for sale to the public in the United States as set forth in the Final Prospectus. Any Underwriters that are not U.S. registered broker dealers will offer and sell the U.S. Issue 2007-1 Notes in the United States only through U.S. registered broker dealers.

      (a)   UNITED KINGDOM

            Each Underwriter represents and agrees that:

            (i) (A) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of its business and
                  (B) it has not offered or sold, and will not offer or sell any U.S. Issue 2007-1 Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or as agent) for the purposes of their businesses where the issue of the U.S. Issue 2007-1 Notes would otherwise constitute a contravention of Section 19 of the FSMA by the Master Issuer;

            (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the U.S. Issue 2007-1 Notes in, from or otherwise involving the United Kingdom; and

            (iii) it has only communicated or  caused  to  be  communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activities (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any U.S. Issue 2007-1 Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Master Issuer.

      (c)   REPUBLIC OF ITALY

            Each Underwriter represents and agrees that the offering of the U.S. Issue 2007-1 Notes has not been registered pursuant to Italian securities legislation and, accordingly, no U.S. Issue 2007-1 Notes may be offered, sold or delivered, nor may copies of the Final Prospectus or of any other document relating to the U.S. Issue 2007-1 Notes be distributed in the Republic of Italy, except:

            (i) to professional investors (operatori qualificati), as defined in Article 31, second paragraph, of the Italian Securities Exchange Commission (CONSOB) Regulation No. 11522 of 1st July, 1998, as amended; or

            (ii) in circumstances which are exempted from the rules on solicitation of investments pursuant to Article 100 of Legislative Decree No. 58 of 24th February, 1998 (the FINANCIAL SERVICES ACT) and Article 33, first paragraph of CONSOB Regulation No. 11971 of 14th May 1999, as amended.

            In addition, each Underwriter represents and agrees that any offer, sale or delivery of the U.S. Issue 2007-1 Notes or distribution of copies of the Final Prospectus or any other document relating to the U.S. Issue 2007-1 Notes in the Republic of Italy under (i) or
            (ii) above must be:

            (A) made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with the Financial Services Act and Legislative Decree No. 385 of 1st September, 1993 (the BANKING ACT);

            (B) in compliance with Article 129 of the Banking Act and the implementing guidelines of the Bank of Italy, as amended from time to time, pursuant to which the Bank of Italy may request information on the issue or the offer of securities in the Republic of Italy; and

            (C)   in compliance with any other applicable laws and regulations.

      (d)   FRANCE

            Each Underwriter represents and agrees that it has not offered or sold and will not offer or sell, directly or indirectly, the U.S. Issue 2007-1 Notes to the public in France and has not distributed or caused to be distributed and will not distribute or cause to be distributed to the public in France, the Final Prospectus or any other offering material relating to the U.S. Issue 2007-1 Notes, and that such offers, sales and distributions have been and shall only be made in France to (i) providers of investment services relating to portfolio management for the account of third parties, and/or (ii)
            qualified  investors   (investisseurs   qualifi{e'}s),   other  than
            individuals, as defined in, and in accordance with, articles L.411-1, L.411-2, D.411-1 of the French Code mon{e'}taire et financier.

      (e)   SPAIN

            Each Underwriter represents and agrees that the U.S. Issue 2007-1 Notes may not be offered or sold in Spain by means of a public offer as defined and construed in Chapter I of Title III of Law 24/1998, of 28 July, on the Spanish Securities Act (as amended by Royal Decree Law 5/2005, of 11 March) and related legislation.

      (f)   CANADA

            It is understood that the U.S. Issue 2007-1 Notes will not be qualified for sale under the securities laws of any province or territory of Canada. Each Underwriter represents and agrees that it has not offered, sold or distributed and will not offer, sell or distribute any of the U.S. Issue 2007-1 Notes, directly or indirectly, in Canada or to or for the benefit of any resident of Canada, other than in compliance with applicable securities laws. Each Underwriter also represents and agrees that it has not and will not distribute or deliver the Final Prospectus, or any other offering material in connection with any offering of the U.S. Issue 2007-1 Notes in Canada, other than in compliance with applicable securities laws.

      (g)   OTHER

            Each Underwriter acknowledges that no representation is made by the Master Issuer or any other Underwriter that any action has been or will be taken in any jurisdiction by the Master Issuer or any other Underwriter that would permit a public offering of the U.S. Issue 2007-1 Notes (other than as described above), or possession or distribution of the Disclosure Package, the Final Prospectus or the Investor Presentation Material, in any country or jurisdiction where action for that purpose is required (other than as described above). Each Underwriter represents and agrees that it has complied with and will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers the U.S. Issue 2007-1 Notes or possesses the U.S. Issue 2007-1 Notes or has in its possession or distributes the Disclosure Package, the Final Prospectus or the Investor Presentation Material, in all cases at its own expense. Each Underwriter represents that it will not directly or indirectly offer, sell or deliver any U.S. Issue 2007-1 Notes or distribute or publish any prospectus, form of application, advertisement or other offering material except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations, and all offers, sales and deliveries of the U.S. Issue 2007-1 Notes by it will be made on the same terms, and it will obtain any consent, approval or permission required by it for the purchase, offer, sale or delivery by it of the U.S. Issue 2007-1 Notes under the laws and regulations in force in any jurisdictions to which it is subject or in which it makes such purchases, offers, sales or deliveries, and the Master Issuer shall have no responsibility for them.

4.    LISTING

4.1   MAINTENANCE OF LISTING AND TRADING

      The Master Issuer agrees to use its reasonable endeavours to maintain a listing of the U.S. Issue 2007-1 Notes on the official list of the UK Listing Authority and the admission of the U.S. Issue 2007-1 Notes to trading on the London Stock Exchange's Gilt Edged and Fixed Interest Market for as long as any of the U.S. Issue 2007-1 Notes are outstanding and to pay all fees and supply all further documents, information and undertakings and publish all advertisements or other material as may be necessary for such purpose. However, if such listing becomes impossible, the Master Issuer will obtain, and will thereafter use its best endeavours to maintain, a quotation for, or listing of, the U.S. Issue 2007-1 Notes on such other stock exchange as is commonly used for the quotation or listing of debt securities as it may, with the approval of the Underwriters (such approval not to be unreasonably withheld or delayed), decide.

5.    REPRESENTATIONS AND WARRANTIES OF THE MASTER ISSUER

      The Master Issuer represents and warrants to, and agrees with, the Underwriters and each of them that:

      (a)   OFFERING DOCUMENTS

            Funding has prepared and filed with the United States Securities and Exchange Commission (the COMMISSION) a registration statement (file number 333-139944) on Form S-3. The registration statement, as amended at the time when it became effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including all exhibits thereto, is referred to in this Agreement as the REGISTRATION STATEMENT. The Registration Statement has been declared effective by the Commission under the U.S. Securities Act of 1933, as amended (the SECURITIES ACT), and no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been instituted or, to the best knowledge of the Master Issuer, threatened by the Commission. Funding and the Master Issuer have filed with the Commission, pursuant to Rule 424(a) or Rule 424(b) under the Securities Act, as applicable, the Preliminary Prospectus and have done so within the applicable period of time required under the Securities Act and the rules and regulations of the Commission thereunder (the RULES AND REGULATIONS). Funding and the Master Issuer also propose to, and shall, file with the Commission pursuant to Rule 424(b) under the Securities Act, promptly upon or after the execution and delivery of this Agreement, a prospectus supplement (together with the information set forth under the heading "Static Pool Data" in Annex E therein regardless of whether it is deemed a part of the Registration Statement or such prospectus supplement, the PROSPECTUS SUPPLEMENT) to the Base Prospectus (as supplemented by the Prospectus Supplement, the FINAL PROSPECTUS) relating to the U.S. Issue 2007-1 Notes and the method of distribution thereof. The Master Issuer has filed, pursuant to Rule 433 under the Securities Act, any Issuer Free Writing Prospectus and any Issuer Information required to be filed by the Master Issuer on or prior to the date hereof, and has done so within the applicable period of time required under the Securities Act and the Rules and Regulations.

            Any reference in this Agreement to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Disclosure Package, the Base Prospectus or the Prospectus Supplement shall include, without limitation, any document related thereto filed under the Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and the Registration Statement, the Disclosure Package, the Base Prospectus and the Prospectus Supplement, as the case may be, shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the Securities Act.

            The conditions to the use of a registration statement on Form S-3 under the Securities Act have been satisfied.

            The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Disclosure Package, as of the Applicable Time, and the Final Prospectus, as of the date of the Prospectus Supplement, complied and on the

            Closing Date, the Registration Statement and the Final Prospectus (and any amendments or supplements thereto) will comply, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the TRUST INDENTURE ACT), and the respective rules thereunder.

            The Master Issuer further represents and warrants that the Master Issuer was not, as of any date on or after which a bona fide offer (as such term is used in Rule 164(h)(2) under the Securities Act) of the U.S. Issue 2007-1 Notes was made, an "ineligible issuer", as defined in Rule 405 under the Securities Act;

      (b)   NO MATERIAL MISSTATEMENTS OR OMISSIONS

            The Registration Statement, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto pursuant to Rule 430B(f)(2) under the Securities Act, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Disclosure Package, as of the respective dates of the documents included therein and as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Final Prospectus, as of the date of the Prospectus Supplement, did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in each case the Master Issuer makes no representations or warranties as to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee, (ii) the information contained in or omitted from the Registration Statement, the Disclosure Package (or any amendment or supplement thereto) or the Final Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to the Master Issuer, Funding, the Mortgages Trustee or Abbey by or on behalf of any Underwriter specifically for inclusion in the Registration Statement, the Disclosure Package or the Final Prospectus (or any amendment or supplement thereto) or (iii) any documents incorporated by reference under the heading "Issuing entity swap providers" in the Preliminary Prospectus or the Final Prospectus.

            In the context of the issue of the U.S. Issue 2007-1 Notes, those statements of fact contained in the Investor Presentation Material, as provided to the Underwriters by the Master Issuer, Funding, the Mortgages Trustee or Abbey for the purpose of inclusion in the Investor Presentation Material, were true in all material respects and not misleading in any material respect, and there were no facts the omission of which would have made any such statement, in each case, in the context in which it was made and when read together with the Disclosure Package, misleading in any material respect;

      (c)   INCORPORATION

            It is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Preliminary Prospectus and the Final Prospectus, and is lawfully qualified to do business in England and Wales, and it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver or similar officer to it or to any or all of its assets or revenues;

      (d)   VALIDITY OF LEGAL AGREEMENTS

            This Agreement has been duly authorised, executed and delivered by the Master Issuer and constitutes, and the other Legal Agreements to which the Master Issuer is a party have been duly authorised by the Master Issuer and on the Closing Date will constitute, valid and legally binding obligations of the Master Issuer, enforceable in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, general equitable principles, the time barring of claims and, where a fixed security interest has been granted pursuant to the terms of a deed of charge, the recharacterization by a relevant court of such security of a floating charge (such principles and laws being referred to in this Agreement as the RESERVATIONS);

      (e)   VALIDITY OF THE ISSUE 2007-1 NOTES

            The U.S. Issue 2007-1 Notes have been duly authorised by the Master Issuer and, when executed and authenticated in accordance with the Master Issuer Trust Deed and the Master Issuer Paying Agent and Agent Bank Agreement, will constitute valid and legally binding obligations of the Master Issuer enforceable in accordance with their respective terms, subject to the Reservations, and the Master Issuer Trust Deed has been duly qualified under the Trust Indenture Act;

      (f)   CONSENTS

            All consents, approvals, authorisations and other orders of all United States and United Kingdom regulatory authorities required for the issue and offering of the U.S. Issue 2007-1 Notes or in connection with the execution and performance of the transactions contemplated by the Legal Agreements to which it is a party or the compliance by the Master Issuer with the terms of the U.S. Issue 2007-1 Notes and the Legal Agreements to which it is a party, as the case may be, except for (i) such consents, approvals, authorisations, registrations or qualifications as may be required under applicable United States state securities, Blue Sky or similar laws in connection with the purchase and distribution of the U.S. Issue 2007-1 Notes by the Underwriters and (ii) those which have been, or will prior to the Closing Date be taken, fulfilled or done, are, or will on the Closing Date be, in full force and effect;

      (g)   COMPLIANCE

            The authorisation of the U.S. Issue 2007-1 Notes and the security therefor under the Master Issuer Deed of Charge, the offering and issue of the U.S. Issue 2007-1 Notes on the terms and conditions of this Agreement and as described in the Final Prospectus, the execution and delivery of the Legal Agreements to which it is a party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements to which it is a party do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of the Master Issuer or any agreement or instrument to which the Master Issuer is a party or by which any of its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over the Master Issuer or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves;

      (h)   NO FIDUCIARY DUTY

            The Master Issuer acknowledges that the purchase and sale of the U.S. Issue 2007-1 Notes pursuant to this Agreement is an arm's length commercial transaction between the Master Issuer on the one hand and the Underwriters on the other. The Underwriters are acting as principal and not as a fiduciary to, or an agent of, the Master Issuer. Additionally, the Master Issuer agrees that it is responsible for making its own judgments in connection with the offering of the U.S. Issue 2007-1 Notes irrespective of whether any of the Underwriters has advised the Master Issuer on related matters. No Arranger or Dealer is advising the Master Issuer, Funding, the Mortgages Trustee, the Seller or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Master Issuer may consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby and agrees that it will not claim that the Underwriters owe an agency or fiduciary duty to the Master Issuer in connection with the transactions contemplated by this Agreement or the process leading thereto;

      (i)   TAXATION

            No stamp or other similar duty is assessable or payable in the United Kingdom, and no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind in connection with the authorisation, execution, delivery or performance by the Master Issuer of the Legal Agreements to which it is a party or with the authorisation, issue, sale or delivery of the U.S. Issue 2007-1 Notes and (except as disclosed in the Preliminary Prospectus and the Final Prospectus) the performance of the Master Issuer's, Funding's and/or, as the case may be, the Mortgages Trustee's obligations under the Legal Agreements and the U.S. Issue 2007-1 Notes. This warranty does not apply to any United Kingdom corporation tax which may be levied, collected, withheld or assessed in connection with the authorisation, execution, delivery or performance of the Legal Agreements or with the authorisation, issue, sale or delivery of the U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes;

      (j)   BREACH OF OTHER AGREEMENTS

            The Master Issuer is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues;

      (k)   EVENTS OF DEFAULT

            No event has occurred or circumstance arisen which, had the U.S. Issue 2007-1 Notes and/or the Reg S Issue 2007-1 Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfilment of any other requirement) constitute an Event of Default as set out in the Conditions of the U.S. Issue 2007-1 Notes;

      (l)   NO SUBSIDIARIES

            The Master Issuer has no subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985;

      (m)   HOLMES HOLDINGS LIMITED

            The First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer, the

            Master Issuer, Funding, the Mortgages Trustee, Holmes Funding No. 1 PLC (now dissolved) and Holmes Funding No. 2 PLC (now dissolved) are the only subsidiaries or subsidiary undertakings of Holmes Holdings Limited within the meanings of Sections 258 and 736 of the Companies Act 1985;

      (n)   NO ACTIVITIES

            The Master Issuer has not engaged in any activities since its incorporation other than (i) those incidental to any registration or re-registration as a public limited company under the Companies Acts 1985 and 1989 and changes to its name, directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorisation and execution of the Legal Agreements to which it is a party; (iii) the activities referred to or contemplated in the Legal Agreements to which it is a party or in the Preliminary Prospectus and the Final Prospectus; (iv) the authorisation and issue by it of the U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes and (v) the authorisation and issue by it of any other Master Issuer Notes prior to the date of this Agreement and the entry by the Master Issuer into any related agreements or other documents. The Master Issuer has not (other than as set out in the Preliminary Prospectus and the Final Prospectus) made up any accounts (other than in connection with its re-registration as a public limited company) and has neither paid any dividends nor made any distributions since its incorporation;

      (o)   PROSPECTUS RULES

            The Final Prospectus (i) has been approved by the UK Listing Authority as a prospectus for the purposes of Section 85(2) of the FSMA; (ii) complies with the Prospectus Rules made under Part VI of the FSMA (the PROSPECTUS RULES) and the Listing Rules; and
            (iii) has been published and made available to the public in accordance with the Prospectus Rules;

      (p)   LITIGATION

            There are no pending actions, suits or proceedings against or affecting the Master Issuer which could individually or in the aggregate have an adverse effect on the condition (financial or other), prospects, results of operations or general affairs of the Master Issuer or could adversely affect the ability of the Master Issuer to perform its obligations under the Legal Agreements, the U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes or which are otherwise material in the context of the issue or offering of the U.S. Issue 2007-1 Notes and the Reg S Issue 2007-1 Notes and, to the best of the Master Issuer's knowledge, no such actions, suits or proceedings are threatened or contemplated;

      (q)   NO PRIOR SECURITY

            Save as set out in any of the Legal Agreements, there exists no mortgage, lien, pledge or other charge or security interest on or over the assets of the Master Issuer and, other than the Legal Agreements, the Master Issuer has not entered into any indenture or trust deed;

      (r)   SECURITY FOR THE U.S. ISSUE 2007-1 NOTES

            The U.S. Issue 2007-1 Notes and the obligations of the Master Issuer under the Master Issuer Trust Deed will be secured, subject to the Reservations, in the manner provided in the Master Issuer Deed of Charge and with the benefit of the charges, covenants and other security provided for therein including, without limitation,
            (i) an assignment by way of first fixed security over its interests in the Master Issuer Intercompany Loan Agreement, the Funding Deed of Charge (as amended by the First Deed of Accession to the Funding Deed of Charge, the Second Deed of Accession to the Funding Deed of Charge, the Third Deed of

            Accession to the Funding Deed of Charge, the Fourth Deed of Accession to the Funding Deed of Charge, the Amended and Restated Funding Deed of Charge, the First Deed of Accession to the Amended and Restated Funding Deed of Charge, the Second Deed of Accession to the Amended and Restated Funding Deed of Charge, the Third Deed of Accession to the Amended and Restated Funding Deed of Charge, the Fourth Deed of Accession to the Amended and Restated Funding Deed of Charge and the Second Amended and Restated Funding Deed of Charge), the Master Issuer Dollar Swap Agreements, the Master Issuer Euro Swap Agreements, the Master Issuer Trust Deed, the Master Issuer Paying Agent and Agent Bank Agreement, the Master Issuer Cash
            Management Agreement, the Master Issuer Corporate Services Agreement, the Master Issuer Bank Account Agreement and any other relevant documents signed or to be signed on or before the Closing Date to which the Master Issuer is a party; (ii) a charge by way of first fixed charge over the Master Issuer Accounts; (iii) a charge by way of first fixed charge over any authorised investments made with moneys standing to the credit of any of the Master Issuer Accounts; and (iv) a first ranking floating charge over the other assets of the Master Issuer (extending over all of the Master Issuer's Scottish assets);

      (s)   CAPITALISATION

            The authorised capital of the Master Issuer is as set out in Preliminary Prospectus and the Final Prospectus;

      (t)   INVESTMENT COMPANY ACT

            The Master Issuer is not an "investment company" as defined in the United States Investment Company Act of 1940, as amended (the INVESTMENT COMPANY ACT), and the offer and sale of the U.S. Issue 2007-1 Notes in the United States will not subject the Master Issuer to registration under, or result in a violation of, the Investment Company Act;

      (u)   UNITED STATES INCOME TAX

            The Master Issuer will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles; and

      (v)   REPRESENTATIONS AND WARRANTIES IN THE LEGAL AGREEMENTS

            The representations and warranties given by the Master Issuer in the Legal Agreements are true and accurate.

6.    REPRESENTATIONS AND WARRANTIES OF FUNDING AND THE MORTGAGES TRUSTEE

      Each  of  Funding  and  the  Mortgages  Trustee severally represents  and
      warrants  (in  respect  of  itself  only)  to,   and   agrees  with,  the
      Underwriters and each of them that:

      (a)   OFFERING DOCUMENTS

            Funding has prepared and filed with the Commission the Registration Statement. The Registration Statement has been declared effective by the Commission under the Securities Act and no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been instituted or, to the best knowledge of Funding or the Mortgages Trustee, threatened by the Commission. Funding and the Master Issuer have filed with the Commission, pursuant to Rule 424(a) or Rule 424(b) under the Securities Act, as applicable, the Preliminary Prospectus, and the Master Issuer has filed, pursuant to Rule 433 under the Securities Act, any Issuer Free Writing Prospectus and any Issuer Information required to be filed by the Master Issuer on or prior to the date hereof, and have done so within the applicable period of time required under the Securities Act and the Rules and Regulations. Funding and the Master Issuer also propose to, and shall, file with the Commission pursuant to Rule 424(b) and Rule 433 under the Securities Act, as the case may be, promptly upon or after the execution and delivery of this Agreement and the Final Prospectus relating to the U.S. Issue 2007- 1 Notes and the method of distribution thereof.

            The conditions to the use of a registration statement on Form S-3 under the Securities Act have been satisfied.

            The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Disclosure Package, as of the respective dates of the documents included therein, and the Final Prospectus, as of the date of the Prospectus Supplement, complied and on the Closing Date, the Registration Statement, the Disclosure Package and the Final Prospectus (and any amendments or supplements thereto) will comply, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act, and the respective rules thereunder.

      (b)   NO MATERIAL MISSTATEMENTS OR OMISSIONS

            The Registration Statement, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto pursuant to Rule 430B(f)(2) under the Securities Act, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Disclosure Package, as of the respective dates of the documents included therein and as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Final Prospectus, as of the date of the Prospectus Supplement, did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in each case Funding and the Mortgages Trustee make no representations or warranties as to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee, (ii) the information contained in or omitted from the Registration Statement, the Disclosure Package or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Master Issuer, Funding, the Mortgages Trustee or Abbey by or on behalf of any Underwriter specifically for inclusion in the Registration Statement, the Disclosure Package or the Final Prospectus (or any amendment or supplement thereto) or (iii) any documents incorporated by reference under the heading "Issuing entity swap providers" in the Preliminary Prospectus or the Final Prospectus.

            In the context of the issue of the U.S. Issue 2007-1 Notes, those statements of fact contained in the Investor Presentation Material, as provided to the Underwriters by the Master Issuer, Funding, the Mortgages Trustee or Abbey for the purpose of inclusion in the Investor Presentation Material, were true in all material respects and not misleading in any material respect, and there were no facts the omission of which would have made any such statement, in each case, in the context in which it was made and when read together with the Disclosure Package, misleading in any material respect;

      (c)   INCORPORATION

            Each is duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Preliminary Prospectus and the Final Prospectus, and is lawfully qualified to do business in England and Wales and it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues;

      (d)   VALIDITY OF LEGAL AGREEMENTS

            This Agreement has been duly authorised, executed and delivered by each of Funding and the Mortgages Trustee and constitutes, and the other Legal Agreements to which each of Funding and/or the Mortgages Trustee is a party have been duly authorised by, as applicable, Funding and the Mortgages Trustee and on the Closing Date will constitute, valid and legally binding obligations of each of Funding and the Mortgages Trustee enforceable in accordance with their respective terms subject to the Reservations;

      (e)   CONSENTS

            All consents, approvals, authorisations and other orders of all United States and United Kingdom regulatory authorities required for the issue and offering of the U.S. Issue 2007-1 Notes or in connection with the execution and performance of the transactions contemplated by the Legal Agreements to which Funding and/or the Mortgages Trustee, as the case may be, is a party, or the compliance by each of them with the terms of the U.S. Issue 2007-1 Notes and the Legal Agreements as the case may be, except for (i) such consents, approvals, authorisations, registrations or qualifications as may be required under applicable United States state securities, Blue Sky or similar laws in connection with the purchase and distribution of the U.S. Issue 2007-1 Notes by the Underwriters and (ii) those which have been, or will prior to the Closing Date be taken, fulfilled or done, are, or will on the Closing Date be, in full force and effect;

      (f)   COMPLIANCE

            The authorisation of the terms and conditions of this Agreement, the execution and delivery of the Legal Agreements to which Funding and/or, as the case may be, the Mortgages Trustee is party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of Funding or the Mortgages Trustee or any agreement or instrument to which Funding or the Mortgages Trustee is a party or by which any of its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over either Funding or the Mortgages Trustee or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its or their properties, other than those created in, or imposed by, the Legal Agreements themselves;

      (g)   BREACH OF OTHER AGREEMENTS

            Neither Funding nor the Mortgages Trustee is in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues;

      (h)   HOLMES HOLDINGS LIMITED

            The First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer, the Master Issuer, Funding, the Mortgages Trustee, Holmes Funding No. 1 PLC (now dissolved) and Holmes Funding No. 2 PLC (now dissolved) are the only subsidiaries or subsidiary undertakings of Holmes Holdings Limited within the meanings of Sections 258 and 736 of the Companies Act 1985;

      (i)   EVENTS OF DEFAULT

            No event has occurred or circumstance arisen which would (whether or not with the giving of notice and/or the passage of time and/or the fulfilment of any other requirement) constitute an Event of Default as set out in the Master Issuer Intercompany Loan Agreement;

      (j)   NO SUBSIDIARIES

            Neither Funding nor the Mortgages Trustee has any subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985;

      (k)   NO ACTIVITIES

            Neither Funding nor the Mortgages Trustee has engaged in any activities since its incorporation other than (i) those incidental to any registration as a private limited company under the Companies Acts 1985 and 1989 and changes to its name, directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorisation and execution of the Legal Agreements to which each is a party; (iii) the activities referred to or contemplated in the Legal Agreements to which it is a party, or in the Disclosure Package and the Final Prospectus; (iv) the activities undertaken in connection with the establishment of the Mortgages Trust pursuant to the Mortgages Trust Deed and the issue of notes by the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer and the Master Issuer; and (v) the registration of Funding under the Data Protection Act 1998 (the DPA). Neither Funding nor the Mortgages Trustee has (other than as set out in the Disclosure Package and the Final Prospectus or in the prospectuses or, as applicable, offering circulars relating to the notes issued by the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer or the Master Issuer and other than as required by any applicable law) made up any accounts and neither has paid any dividends or made any distributions since its respective date of incorporation;

      (l)   BENEFICIAL OWNER

            On 25th July, 2000, the Mortgages Trust was established pursuant to the Mortgages Trust Deed and following the transfer by way of equitable assignment by Abbey of its interest in the Portfolio (as defined in the Final Prospectus) to the Mortgages Trustee pursuant to or in accordance with the Mortgage Sale Agreement on 26th July, 2000 and on subsequent distribution dates, or, in relation to Loans secured over properties in Scotland and their

            Related Security, following the granting from time to time of a Scottish Trust Deed, the Mortgages Trustee held (and continues to hold) the Portfolio on trust for the benefit of Funding and Abbey in undivided shares absolutely;

      (m)   LITIGATION

            There are no pending actions, suits or proceedings against or affecting Funding or the Mortgages Trustee which could individually or in the aggregate have an adverse effect on the condition (financial or otherwise), prospects, results of operations or general affairs of either one of them or could adversely affect the ability of the Mortgages Trustee or Funding to perform their respective obligations under the Legal Agreements, or which are otherwise material in the context of the transaction contemplated by the Disclosure Package and the Final Prospectus and, to the best of the knowledge of Funding and the Mortgages Trustee, no such actions, suits or proceedings are threatened or contemplated;

      (n)   NO PRIOR SECURITY

            Save as set out in any of the Legal Agreements there exists no mortgage, lien, pledge or other charge or security interest on or over the assets of Funding and, other than the Legal Agreements, it has not entered into any indenture or trust deed;

      (o)   SECURITY FOR THE MASTER ISSUER INTERCOMPANY LOAN

            Funding's obligations under, inter alia, the Master Issuer Intercompany Loan Agreement are and will be secured, subject to the Reservations, in the manner provided in the Third Amended and
            Restated  Funding  Deed  of Charge and  with  the  benefit  of  the charges, covenants and other security provided for therein including, without limitation, (i) a first ranking fixed charge over Funding's interest in the Trust Property (as defined in the Mortgages Trust Deed); (ii) an assignment by way of first fixed security over its interests in the Mortgage Sale Agreement, the Mortgages Trust Deed, the Scottish Trust Deeds, the Amended and Restated Servicing Agreement, the Funding Swap Agreement, the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Seventh Issuer Intercompany Loan Agreement, the Eighth Issuer Intercompany Loan Agreement, the Ninth Issuer Intercompany Loan Agreement, the Tenth Issuer Intercompany Loan Agreement, the Master Issuer Intercompany Loan Agreement, the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Seventh Start-up Loan Agreement, the Eighth Start-up Loan Agreement, the Issue 2007-1 Start-up Loan Agreement, the Funding Guaranteed Investment Contract, the Corporate Services Agreement, the Cash Management Agreement, the Bank Account Agreement and any other relevant documents signed or to be signed on or before the Closing Date to which Funding is a party; (iii) a first ranking fixed charge over the Funding Bank Accounts (as defined in the Further Amended and Restated Master Definitions and Construction Schedule); (iv) a first ranking fixed charge over any authorised investments made with moneys standing to the credit of the Bank Accounts; and (v) a first ranking floating charge over the other assets of Funding (extending over all of Funding's Scottish assets);

      (p)   CAPITALISATION

            The authorised capital of each of Funding and the Mortgages Trustee is as set out in the Disclosure Package and the Final Prospectus;

      (q)   UNITED STATES INCOME TAX

            Neither Funding nor the Mortgages Trustee will engage in any activities in the United States (directly or through agents), derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles;

      (r)   INVESTMENT COMPANY ACT

            Neither Funding nor the Mortgages Trustee is an "investment company" as defined in the Investment Company Act, and the offer and sale of the U.S. Issue 2007-1 Notes in the United States will not subject Funding or the Mortgages Trustee to registration under, or result in a violation of, the Investment Company Act;

      (s)   REPRESENTATIONS AND WARRANTIES IN THE LEGAL AGREEMENTS

            The representations and warranties given by Funding and the Mortgages Trustee in the Legal Agreements are true and accurate.

7.    REPRESENTATIONS AND WARRANTIES OF ABBEY

      Abbey represents and warrants to, and agrees with, the Underwriters and each of them that:

      (a)   INCORPORATION

            Abbey is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Disclosure Package and Final Prospectus, and is lawfully qualified to do business in England and Wales and it is not in liquidation;

      (b)   VALIDITY OF LEGAL AGREEMENTS

            This Agreement has been duly authorised, executed and delivered by Abbey and constitutes, and the other Legal Agreements to which Abbey is a party have been duly authorised by Abbey and on the Closing Date will constitute, valid and legally binding obligations of Abbey, enforceable in accordance with their terms subject to the Reservations;

      (c)   RELATED SECURITY

            Abbey has not received written notice of any litigation or claim calling into question its title to any Related Security or the value of any security therefor or its right to assign any such Related Security to the Mortgages Trustee;

      (d)   CONSENTS

            All consents, approvals and authorisations of all United Kingdom regulatory authorities required on the part of Abbey for or in connection with the execution and performance of the transactions contemplated by the Legal Agreements to which Abbey is a party have been obtained and are in full force and effect including, without limiting the generality of the foregoing, Abbey having received a standard licence under the Consumer Credit Act 1974 and Abbey being registered under the DPA;

      (e)   COMPLIANCE

            The transfer by way of equitable assignment of Abbey of its interest in the Portfolio and the related property and rights, the execution and delivery of the Legal Agreements to which Abbey is a party, the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of such Legal Agreements did not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of Abbey, or any agreement or instrument to which Abbey is a party or by which it or any of its properties is bound, where such breach or default might have a material adverse effect in the context of the issue of the U.S. Issue 2007-1 Notes or the Reg S Issue 2007-1 Notes; or (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court having jurisdiction over Abbey or any of its properties; or
            (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves;

      (f)   OFFERING DOCUMENTS

            The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Disclosure Package, as of the respective dates of the documents included therein, and the Final Prospectus, as of the date of the Prospectus Supplement, complied and on the Closing Date, the Registration Statement, the Disclosure Package and the Final Prospectus (and any amendments or supplements thereto) will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act, and the respective rules thereunder;

      (g)   NO MATERIAL MISSTATEMENTS OR OMISSIONS

            The Registration Statement as of the applicable effective date as to each part of the Registration Statement and any amendment thereto pursuant to Rule 430B(f)(2) under the Securities Act, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Disclosure Package, as of the respective dates of the documents included therein and as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Final Prospectus, as of the date of the Prospectus Supplement, did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in each case Abbey makes no representations or warranties as to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee, (ii) the information contained in or omitted from the Registration Statement, the Disclosure Package or the Final Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to the Master Issuer, Funding, the Mortgages Trustee or Abbey by or on
            behalf of any Underwriter specifically for inclusion in the Registration Statement, the Disclosure Package or the Final Prospectus (or any amendment or supplement thereto) or (iii) in the documents incorporated by reference under the heading "Issuing entity swap providers" in the Preliminary Prospectus or the Final Prospectus.

            In the context of the issue of the U.S. Issue 2007-1 Notes, those statements of fact contained in the Investor Presentation Material, as provided to the Underwriters by the Master Issuer, Funding, the Mortgages Trustee or Abbey for the purpose of inclusion in the Investor

            Presentation Material, were true in all material respects and not misleading in any material respect, and there were no facts the omission of which would have made any such statement, in each case, in the context in which it was made and when read together with the Disclosure Package, misleading in any material respect;

      (h)   BENEFICIAL OWNER

            On 25th July, 2000, the Mortgages Trust was established pursuant to the Mortgages Trust Deed and following the transfer by way of equitable assignment of Abbey of its interest in the Portfolio to the Mortgages Trustee pursuant to, and in accordance with, the Mortgage Sale Agreement on 26th July, 2000 and on subsequent distribution dates or, in relation to Loans secured over properties in Scotland and their Related Security, following the granting from time to time of a Scottish Trust Deed, the Mortgages Trustee held (and continues to hold) the Portfolio on trust for the benefit of Funding and Abbey in undivided shares absolutely;

      (i)   LITIGATION

            It is not involved in any actions, suits or proceedings in relation to claims or amounts which could materially adversely affect its ability to perform its obligations under the Legal Agreements;

      (j)   MORTGAGE SALE AGREEMENT

            The representations and warranties given by Abbey in the Mortgage Sale Agreement will be true and accurate when made or deemed to be repeated;

      (k)   BREACH OF OTHER AGREEMENTS

            Abbey is not in breach of or in default under any agreements to which it is a party or which is binding on it or any applicable laws to the extent that such breach or default is material to the performance by Abbey of its obligations under the Legal Agreements to which it is a party, or would be so material, had such Legal Agreements been entered into; and

      (l)   REPRESENTATIONS AND WARRANTIES IN THE LEGAL AGREEMENTS

            The representations and warranties given by Abbey in the Legal Agreements are true and accurate (and in the case of any representation or warranty set forth in Clause 8.1 of the Mortgage Sale Agreement, as of the time that they were made or deemed to be made); provided, however, that the Underwriters hereby acknowledge and agree that any misrepresentation under, or breach of any representation and warranty set forth in, Clause 8.1 of the Mortgage Sale Agreement shall be deemed not to constitute a breach of this Agreement or a misrepresentation or breach of warranty under or in respect of this Agreement and shall be subject solely to the remedies for such misrepresentation or breach set forth in
            Section 8 of the Mortgage Sale Agreement.

8.    COVENANTS OF THE MASTER ISSUER, FUNDING, THE MORTGAGES TRUSTEE AND ABBEY

8.1 The Master Issuer and, where expressly provided, Funding, the Mortgages Trustee and Abbey covenants to, and agrees with, the Underwriters and each of them that:

      (a)   THE REGISTRATION STATEMENT

            During the Marketing Period (as defined below), none of the Master Issuer, Funding, the Mortgages Trustee or Abbey will file any amendment to the Registration Statement or supplement to the Final Prospectus unless the Master Issuer, Funding, the Mortgages Trustee and Abbey have furnished the Underwriters with a copy for their review prior to such filing and none of them will file any such proposed amendment or supplement to which the Underwriters reasonably object. Subject to the foregoing sentence, the Master Issuer, Funding, the Mortgages Trustee and Abbey will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Securities Act within the time period prescribed therein and will provide evidence satisfactory to the Underwriters of such timely filing. The Master Issuer, Funding, the Mortgages Trustees and Abbey will promptly advise the Underwriters when:

            (i) the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

            (ii) prior to termination of the offering of the U.S. Issue 2007-1 Notes, any amendment to the Registration Statement shall have been filed or become effective;

            In the event the Master Issuer, Funding, the Mortgages Trustee or Abbey becomes aware that, as of the Applicable Time, the Preliminary Prospectus contains or contained any untrue statement of material fact or omits or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, the Master Issuer, Funding, the Mortgages Trustee or Abbey shall promptly notify the Underwriters of such untrue statement or omission no later than one business day after discovery and the Master Issuer shall, if requested by the Underwriters, prepare and deliver to the Underwriters an amended preliminary prospectus (an AMENDED PROSPECTUS) approved by the Underwriters that corrects such untrue statement or omission. Any
            Amended Prospectus shall comply with the requirements for reformation of the original Contract of Sale, as described in
            Section IV.A.2.c. of the Commission's Securities Offering Reform Release No. 33-8591.

      (b)   DELIVERY OF COPIES

            The Master Issuer will deliver to each Underwriter (i) one copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; (ii) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (iii) during the Marketing Period, as many copies of the Disclosure Package and Final Prospectus (including all amendments and supplements thereto) as each Underwriter may reasonably request. As used herein, the term MARKETING PERIOD means any period during which a prospectus relating to the U.S. Issue 2007-1 Notes is required to be delivered under the Securities Act;

      (c)   NOTIFY MATERIAL OMISSION

            If at any time during the Marketing Period any event shall have occurred as a result of which the Registration Statement, the Disclosure Package or the Final Prospectus, as then amended or supplemented, would include a statement of fact which is not true and accurate in all material respects or omit any fact the omission of which would make misleading in any material respect any statement therein whether of fact or opinion, or if for any other
            reason  it  shall  be  necessary   to   amend   or  supplement  the
            Registration  Statement,  the  Disclosure  Package  or   the  Final
            Prospectus, then: (i) the Master Issuer will promptly notify the Underwriters; (ii) the Master Issuer shall promptly prepare and timely file with the Commission any amendment or supplement to the
            Registration  Statement,  the  Disclosure  Package  or  the   Final
            Prospectus that may, in the reasonable judgment of the Master Issuer or the Underwriters, be required by the Securities Act or requested by the Commission; (iii) the Master Issuer will, without
            charge,  supply   to   the  Underwriters  as  many  copies  as  the
            Underwriters may reasonably request of an amended Disclosure Package or Final Prospectus or a supplement to the Disclosure Package or Final Prospectus which will correct such statement or omission; and (iv) the representations and warranties contained in Clauses 5(a), 5(b), 5(c), 5(o), 5(s), 6(a), 6(b), 6(c) and 6(p)
            shall be deemed to be repeated by, as applicable, the Master Issuer, Funding and the Mortgages Trustee as of the date of each such amended Final Prospectus or supplement to the Final Prospectus on the basis that each reference to "Final Prospectus" in such representations and warranties contained in Clauses 5 and 6 shall be deemed to be a reference to the Final Prospectus as amended or supplemented as at such date;

      (d)   NOTIFY CHANGE

            Without prejudice to its obligations under Clause 8.1(c), the Master Issuer, Funding or the Mortgages Trustee will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment being made to the Master Issuer on the Closing Date and will take such steps as may be reasonably requested by the Underwriters to remedy and/or publicize the same;

      (e)   USE OF PROCEEDS

            The Master Issuer will apply the proceeds from the sale of the U.S. Issue 2007-1 Notes as described in the Disclosure Package and the Final Prospectus;

      (f)   OFFICIAL ANNOUNCEMENTS

            Between the date of this Agreement and the Closing Date (both dates inclusive) none of the Master Issuer, Funding or the Mortgages Trustee will, without the prior approval of the Underwriters (such approval not to be unreasonably withheld), make any official announcement which would have an adverse effect on the marketability of the U.S. Issue 2007-1 Notes;

      (g)   STAMP DUTY

            (i)   The  Master  Issuer   will   pay   any   stamp  duty,  issue,
                  registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, in
                  connection   with   the  creation,  issue,  distribution  and
                  offering of the U.S. Issue 2007-1 Notes or in connection with the execution, delivery or enforcement of any of the Legal Agreements to which it is a party together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it);

            (ii) Funding will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, in connection with the execution, delivery or enforcement of any of the Legal Agreements to which it is a party (other than in respect of the execution, delivery or enforcement of the Mortgages Trust Deed (including any amendment thereto), the Mortgage Sale Agreement (including any amendment thereto) and any Legal Agreement to which the Master Issuer is a party) together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it);

            (iii) The  Mortgages  Trustee  will  pay  any  stamp  duty,  issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, in connection with the execution, delivery or enforcement of the Mortgages Trust Deed (including any amendment thereto), the Mortgage Sale Agreement (including any amendment thereto) and the Scottish Trust Deeds (including any amendment thereto and any subsequent trust deed in substantially similar form) (together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it)) but will be promptly reimbursed an amount equal to any such payments by the Beneficiaries in accordance with the terms of the Mortgages Trust Deed; and

            (iv) For the avoidance of doubt, if Funding or the Mortgages Trustee discharges its obligations to pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties in each case as described above (together, the RELEVANT TAXES), at any time while amounts are outstanding in respect of the notes issued by the First Issuer and/or the Second Issuer and/or the Third Issuer and/or the Fourth Issuer and/or the Fifth Issuer and/or the Sixth Issuer and/or the Seventh Issuer and/or the Eighth Issuer and/or and or the Ninth Issuer and/or the Tenth Issuer and/or the Master Issuer and/or any New Issuer, then Funding and/or (as applicable) the Mortgages Trustee will not be obliged to pay such relevant taxes multiple times (in respect of the same obligation), in order to meet its obligations under (A) the underwriting or initial purchase agreements, as applicable, and subscription agreements relating to the First Issuer and/or the Second Issuer and/or the Third Issuer and/or the Fourth Issuer and/or the Fifth Issuer and/or the Sixth Issuer and/or the Seventh Issuer and/or the Eighth Issuer and/or the Ninth Issuer and/or the Tenth Issuer and/or the Master Issuer and/or any New Issuer and (B) paragraphs and/or (as applicable) above;

      (h)   PAYMENT OF FEES, CHARGES, COSTS AND DUTIES

            (i) Without prejudice to the generality of Clause 12.1, the Master Issuer will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties, including interest and penalties, arising from or in connection with the creation of the security for the U.S. Issue 2007-1 Notes, the obligations of the Master Issuer under the Master Issuer Trust Deed, for the other amounts to be secured as contemplated by the Master Issuer Deed of Charge and the perfection of such security at any time;

            (ii) Without prejudice to the generality of Clause 12.1, Funding will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties, including interest and penalties, arising from or in connection with the creation of the security for the Master Issuer Intercompany Loan and for the other amounts to be secured as contemplated by the Funding Deed of Charge, the First Deed of Accession to the
                  Funding  Deed of Charge,  the Second Deed of  Accession to the
                  Funding  Deed of Charge,  the Third Deed of  Accession  to the
                  Funding Deed of Charge, the Fourth Deed of Accession to the Funding Deed of Charge, the Amended and Restated Funding Deed of Charge, the First Deed of Accession to the Amended and Restated Funding Deed of Charge, the Second Deed of Accession to the Amended and Restated Funding Deed of Charge, the Third Deed of Accession to the Amended and Restated Funding Deed of Charge, the Fourth Deed of Accession to the Amended and Restated Funding Deed of Charge, the Second Amended and
                  Restated Funding Deed of Charge, the Third Amended and Restated Funding Deed of Charge and any accession thereto and the perfection of such security at any time; and

            (iii) Without  prejudice  to the  generality  of  Clause  12.1,  the
                  Mortgages Trustee will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties, including interest and penalties, arising from or in connection with the purchase of the Related Security (and related property and rights) excluding Land Registry and Registers of Scotland fees (it being agreed that registration or recording at Land Registry or Registers of Scotland of the transfer of the Related Security to the Mortgages Trustee will not be applied for except in the circumstances specified in the Amended and Restated Servicing Agreement); but on the basis that the Mortgages Trustee will be reimbursed such fees, charges, costs and duties, and any stamp and other similar taxes or duties (including interest and penalties) by the Beneficiaries pursuant to the terms of the Mortgages Trust Deed;

      (i)   PERFORM ALL REQUIRED ACTIONS

            On or prior to the Closing Date each of the Master Issuer, Funding and the Mortgages Trustee will do all things within each of their respective powers and required of each of them on such date under the terms of the Legal Agreements to which each is a party;

      (j)   CONDITIONS PRECEDENT

            The Master Issuer will use all reasonable endeavours to procure satisfaction on or before the Closing Date of the conditions referred to in Clause 9 of this Agreement;

      (k)   SERVICING AGREEMENT

            Funding  and  the  Mortgages   Trustee   will  use  all  reasonable
            endeavours to procure that Abbey complies with its obligations under the Amended and Restated Servicing Agreement;

      (l)   CHARGES AND SECURITIES

            (i) The Master Issuer will procure that each of the charges and other securities created by or pursuant to or contained in the Master Issuer Deed of Charge and the First Amended and Restated Master Issuer Deed of Charge is, and, as applicable, have been, registered within all applicable time limits in all appropriate registers; and

            (ii) Funding will procure that each of the charges and other securities created by or pursuant to or contained in the Funding Deed of Charge, the First Deed of

                  Accession to the Funding Deed of Charge, the Second Deed of Accession to the Funding Deed of Charge, the Third Deed of Accession to the Funding Deed of Charge, the Fourth Deed of Accession to the Funding Deed of Charge, the Amended and Restated Funding Deed of Charge, the First Deed of Accession to the Amended and Restated Funding Deed of Charge, the Second Deed of Accession to the Amended and Restated Funding Deed of Charge, the Third Deed of Accession to the Amended and Restated Funding Deed of Charge, the Fourth Deed of Accession to the Amended and Restated Funding Deed of Charge, the Second Amended and Restated Funding Deed of Charge, the Third Amended and Restated Funding Deed of Charge and any accession thereto is and, as applicable, have been registered within all applicable time limits in all appropriate registers other than at Land Registry;

      (m)   RATINGS

            None of the Master Issuer, Funding or the Mortgages Trustee will take, or cause to be taken, any action and will not permit any action to be taken which it knows or has reason to believe would result in the Series 1 Class A1 Issue 2007-1 Notes not being assigned an F1+/AAA rating by Fitch Ratings Ltd. (FITCH RATINGS), a P-1/Aaa rating by Moody's Investors Service Limited (MOODY'S) and an A-1+/AAA rating by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (STANDARD & POOR'S); the Series 2 Class A Issue 2007-1 Notes, the Series 3 Class A1 Issue 2007-1 Notes or the Series 4 Class A Issue 2007-1 Notes not being assigned an AAA rating by Fitch Ratings, an Aaa rating by Moody's and an AAA rating by Standard & Poor's; the Series 1 Class B1 Issue 2007-1 Notes not being assigned an AA rating by Fitch Ratings, an Aa3 rating by Moody's and an AA rating by Standard & Poor's; or the Series 1 Class C1 Issue 2007-1 Notes or the Series 2 Class C1 Issue 2007-1 Notes not being assigned a BBB rating by Fitch Ratings, a Baa2 rating by Moody's and a BBB rating by Standard & Poor's;

      (n)   LEGAL AGREEMENTS

            Prior to closing on the Closing Date none of the Master Issuer, Funding or the Mortgages Trustee will amend the terms of the executed Legal Agreements to which they are parties, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Underwriters (such consent not to be unreasonably withheld or delayed);

      (o)   COMMISSION FILINGS

            The Master Issuer, Funding and the Mortgages Trustee will timely file with the Commission all documents (and any amendments to previously filed documents) required to be filed by them pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act, provided that during the Marketing Period none of the Master Issuer, Funding or the Mortgages Trustee will file any such document or amendment unless the Master Issuer, Funding and the Mortgages Trustee have furnished the Underwriters with a copy for their review prior to filing and none of them will file any such proposed document or amendment until the Underwriters have been consulted and given a reasonable opportunity to comment on such document or amendment;

      (p)   COPIES OF COMMISSION FILINGS

            During the Marketing Period, if there is any material document filed by the Master Issuer or Funding with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act including but not limited to any report submitted to the Commission on Form 10-D (FORM 10-D), Form 8-K (FORM 8-K) or Form 10-K (FORM 10-K) under the Exchange

            Act and the rules and regulations thereunder or any amendment or supplement to any such document, the Master Issuer and Funding, as the case may be, will furnish a copy thereof to each Underwriter, and counsel to the Underwriters, prior to filing with the Commission;

      (q)   NOTICE TO UNDERWRITERS OF CERTAIN EVENTS

            During the Marketing Period, the Master Issuer will advise the Underwriters immediately (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission, whether written or oral, for an amendment or supplement to the Registration Statement, to any Final Prospectus or to any material document filed by the Master Issuer, Funding or the Mortgages Trustee with or submitted to the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and the rules and regulations thereunder or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order directed to the Final Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Final Prospectus, (iv) of receipt by Abbey, Funding or the Master Issuer of any notification with respect to the suspension of the qualification of the U.S. Issuer 2007-1 Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of any downgrading in the rating of the U.S. Issue 2007-1 Notes or any debt securities of Abbey, Funding or the Master Issuer by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) under the Securities Act), or if any such organisation shall have informed Abbey, Funding or the Master Issuer or made any public announcement that any such organisation has under surveillance or review its rating of any debt securities of Abbey, Funding or the Master Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating) as soon as such announcement is made or Abbey, Funding or the Master Issuer is so informed;

      (r)   STOP ORDERS

            The Master Issuer and Funding will each use its best efforts to prevent the issuance of any stop order or the suspension of any qualification referred to in Clause 8.1(q) and if, during the Marketing Period, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement or such qualification of the U.S. Issue 2007-1 Notes for sale in any jurisdiction is suspended, the Master Issuer and Funding will each make every reasonable effort to obtain the lifting of that order or suspension at the earliest possible time;

      (s)   BLUE SKY QUALIFICATIONS

            The Master Issuer will arrange, in co-operation with the Underwriters, to qualify the U.S. Issue 2007-1 Notes for offering and sale under the securities laws of such jurisdictions in the United States as the Underwriters may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the U.S. Issue 2007-1 Notes, and to file such statements and reports as may be required by the laws of each jurisdiction in which the U.S. Issue 2007-1 Notes have been qualified as above, provided that in connection therewith the Master Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action that would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of the U.S. Issue 2007-1 Notes in such jurisdiction or to register as a dealer in securities or to become subject to taxation in any jurisdiction; and

      (t)   WRITTEN COMMUNICATIONS

            (i) The following terms have the specified meanings for purposes of this Agreement:

                  BLOOMBERG SUBMISSION means the pricing material (in electronic form) sent via Bloomberg e-mail by the Underwriters to investors; provided, that references to Bloomberg Submission in this Agreement shall mean the final pricing information accurately displayed on Bloomberg.

            (ii) None of the Master Issuer, Funding, the Mortgages Trustee or Abbey will disseminate to any potential investor any information relating to the U.S. Issue 2007-1 Notes that constitutes a "written communication" within the meaning of Rule 405 under the Securities Act, other than the Disclosure Package and the Final Prospectus, unless the Master Issuer has obtained the prior consent of the Underwriters (which consent will not be unreasonably withheld).

            (iii) None  of  the Master Issuer, Funding, the Mortgages  Trustee,
                  Abbey nor any Underwriter shall disseminate or file with the Commission any information relating to the U.S. Issue 2007-1 Notes in reliance on Rule 167 or Rule 426 under the Securities Act, nor shall the Master Issuer, Funding, the Mortgages Trustee, Abbey or any Underwriter disseminate any Underwriter Free Writing Prospectus (as defined below) "in a manner reasonably designed to lead to its broad unrestricted dissemination" within the meaning of Rule 433(d) under the Securities Act unless either the consent of the Underwriters, Abbey or the Master Issuer, as the case may be, has been obtained (which consent will not be unreasonably withheld or delayed).

            (iv) The Master Issuer, Funding, the Mortgages Trustee, Abbey and the Underwriters each agree that any Free Writing Prospectus prepared by it shall comply in all material respects with the Securities Act and the Rules and Regulations and shall bear the following legend, or a substantially similar legend that complies with Rule 433 under the Securities Act:

                  The depositor has filed a registration statement (including a prospectus) with the Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the Commission for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Commission Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free _________.

            (v) Each Underwriter represents, warrants, covenants and agrees with the Master Issuer, Funding, the Mortgages Trustee and Abbey that other than the Disclosure Package and the Final Prospectus, it has not made, used, prepared, distributed, disseminated, authorized, approved or referred to and will not prepare, make, use, distribute, disseminate, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the U.S. Issue 2007-1 Notes; provided, however, that:

                  (A) with the prior consent of the Master Issuer and Abbey, each Underwriter may prepare and convey one or more "written communications" (as defined in Rule 405 under
                        the  Securities  Act)  containing  no  more  than   the
                        following: (1) information included in the Preliminary Prospectus, (2)
                        information relating to the class, size, rating, price, CUSIPs, coupon, yield, spread, benchmark, status and/or legal maturity date of the U.S. Issue 2007-1 Notes, the weighted average life, expected final payment date, the trade date and payment window of one or more classes of the U.S. Issue 2007-1 Notes and any credit enhancement expected to be provided with respect to the U.S. Issue
                        2007-1  Notes,  (3) the  eligibility  of the U.S.  Issue
                        2007-1 Notes to be purchased by ERISA plans, (4) a column or other entry showing the status of the subscriptions for the U.S. Issue 2007-1 Notes (both for the issuance as a whole and for each Underwriter's retention) and/or expected pricing parameters of the U.S. Issue 2007-1 Notes and (5) any "ABS informational and computational materials" as defined in Item 1101(a) of Regulation AB under the Securities Act (each such written communication, an UNDERWRITER FREE WRITING PROSPECTUS);

                  (B) unless otherwise consented to in writing by the Master Issuer and Abbey, no Underwriter Free Writing Prospectus shall be conveyed if, as a result of such conveyance, the Master Issuer, Funding or the Mortgages Trustee shall be required to make any registration or other filing solely as a result of such Underwriter Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act other than the filing of the final terms of the U.S. Issue 2007-1 Notes pursuant to Rule 433(d)(5)(ii) of the Securities Act; and

                  (C) each Underwriter will be permitted to provide information (including any Bloomberg Submission) customarily included in confirmations of sale of securities and notices of allocations and information delivered in compliance with Rule 134 under the Securities Act.

            (vi) The Master Issuer agrees to file with the Commission when required under the Rules and Regulations the following:

                  (A) any Free Writing Prospectus that is an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act (any such Free Writing Prospectus, an ISSUER FREE WRITING PROSPECTUS) and any "issuer information" as defined in Rule 433 under the Securities Act (any such information, the ISSUER INFORMATION);

                  (B) subject to the Underwriters' compliance with Clause 8.1(t)(v), any Underwriter Free Writing Prospectus at the time required to be filed; and

                  (C) any Free Writing Prospectus for which the Master Issuer or Funding or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Master Issuer or Funding or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

            (vii) Abbey,  Funding  and  the  Mortgages  Trustee  will cause any
                  Issuer Free Writing Prospectus with respect to the U.S. Issue 2007-1 Notes to be filed with the Commission to the extent required by Rule 433 under the Securities Act.

           (viii) Notwithstanding the provisions of Clauses 8.1(t)(vi) and 8.1(t)(vii), the Master Issuer, Funding, the Mortgages Trustee and Abbey will not be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

8.2 Abbey covenants to and agrees with the Underwriters and each of them that:

      (a)   NOTIFY CHANGE

            Abbey will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment being made to the Master Issuer on the Closing Date and will take such steps as may be reasonably requested by the Underwriters to remedy and/or publicize the same. In the event that the Final Prospectus is amended or supplemented pursuant to Clause 8.1(c), then the representations and warranties contained in Clause 7(g) shall be deemed to be repeated by Abbey as of the date of such amended Final Prospectus or supplement to the Final Prospectus, on the basis that each reference to "Final Prospectus" in Clause 7(g) shall be deemed to be a reference to the Final Prospectus as amended or supplemented as at such date;

      (b)   PERFORM ALL REQUIRED ACTIONS

            On or prior to the Closing Date, Abbey will do all things within its power and required of it on such date under the terms of the Legal Agreements;

      (c)   REVIEW OF RELATED SECURITY

            Abbey will deliver to the Underwriters on the date of this Agreement a letter (relating to its review of the Loans and the Related Security) dated the date of this Agreement in the agreed form addressed to Abbey and the Underwriters from Deloitte & Touche LLP;

      (d)   RATINGS

            Abbey will not take, or cause to be taken, any action and will not permit any action to be taken which it knows or has reason to believe would result in the Series 1 Class A1 Issue 2007-1 Notes not being assigned an F1+/AAA rating by Fitch Ratings, a P-1/Aaa rating by Moody's and an A-1+/AAA rating by Standard & Poor's; the Series 2 Class A Issue 2007-1 Notes, the Series 3 Class A1 Issue 2007-1 Notes or the Series 4 Class A Issue 2007-1 Notes not being assigned an AAA rating by Fitch Ratings, an Aaa rating by Moody's and an AAA rating by Standard & Poor's; the Series 1 Class B1 Issue 2007-1 Notes not being assigned an AA rating by Fitch Ratings, an Aa3 rating by Moody's and an AA rating by Standard & Poor's; or the Series 1 Class C1 Issue 2007-1 Notes or the Series 2 Class C1 Issue 2007-1 Notes not being assigned an BBB rating by Fitch Ratings, a Baa2 rating by Moody's and a BBB rating by Standard & Poor's; and

      (e)   LEGAL AGREEMENTS

            Prior to closing on the Closing Date Abbey will not amend the terms of any of the already executed Legal Agreements to which it is a party, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Underwriters (such consent not to be unreasonably withheld or delayed).

9.    CONDITIONS PRECEDENT

      The obligation of the Underwriters under this Agreement to subscribe for the U.S. Issue 2007-1 Notes is subject to the following conditions precedent:

      (a)   THE REGISTRATION STATEMENT

            (i) If a post-effective amendment is required to be filed with the Commission, such post-effective amendment shall have become effective not later than 9:00 a.m. New York City time on the date hereof;

            (ii) The Final Prospectus, or any supplement thereto, will be filed in the manner and within the time period required by Rule 424(b) under the Securities Act ; and

            (iii) No   stop   order   suspending   the  effectiveness  of   the
                  Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (b)   EXECUTION OF LEGAL AGREEMENTS AND THE GLOBAL ISSUE 2007-1 NOTES

            The execution and delivery by all parties thereto of the Legal Agreements and the Global Issue 2007-1 Notes representing each class of the Issue 2007-1 Notes on or prior to the Closing Date;

      (c)   ADMISSION TO LISTING AND TRADING

            The UK Listing Authority having agreed to admit and the U.S. Issue 2007-1 Notes to the official list of the UK Listing Authority and the London Stock Exchange having agreed to admission of the U.S. Issue 2007-1 Notes to trading, in each case on or prior to the Closing Date;

      (d)   LEGAL OPINIONS

            On or prior to the Closing Date, there having been delivered to the Master Issuer, the Underwriters, the Note Trustee, the Master Issuer Security Trustee and the Security Trustee copies of opinions and disclosure letters, in form and substance satisfactory to the Underwriters, the Note Trustee, the Master Issuer Security Trustee and the Security Trustee and the Rating Agencies, dated the Closing Date, of:

            (i)   Slaughter and May, legal advisers  to the Master Issuer as to
                  English  law,  addressed  to  the  Master   Issuer   and  the
                  Underwriters;

            (ii) Cleary Gottlieb Steen & Hamilton LLP, legal advisers to the Master Issuer as to U.S. law, addressed to the Master Issuer and the Underwriters;

            (iii) Allen & Overy LLP,  legal  advisers  to the Underwriters, the
                  Note Trustee, the Master Issuer Security Trustee and the Security Trustee, addressed to the Underwriters, the Note Trustee, the Master Issuer Security Trustee and the Security Trustee;

            (iv) Tods Murray LLP, legal advisers to the Underwriters, the Note Trustee, the Master Issuer Security Trustee, the Security
                  Trustee, the Master Issuer and Abbey as to Scots law, addressed to the Underwriters, the Note Trustee, the Master Issuer Security Trustee, the Security Trustee, the Master Issuer and Abbey; and

            (v) In-house legal counsel of each Master Issuer Dollar Swap Provider, addressed to the Master Issuer, the Master Issuer Security Trustee, the Security Trustee and the Underwriters.

      (e)   AUDITORS' AND ACCOUNTANTS' LETTERS

            At the date of each Preliminary Prospectus and at the date of the Final Prospectus, there having been addressed and delivered to the Underwriters letters, in form and substance satisfactory to the Underwriters, dated as of the date of such Preliminary Prospectus and as of the date of the Final Prospectus, with respect to such Preliminary Prospectus and the Final Prospectus, respectively, from Deloitte & Touche LLP;

      (f)   CERTIFIED CONSTITUTIONAL DOCUMENTS

            On or prior to the Closing Date, there having been delivered to the Underwriters a copy, certified by a duly authorised director of as applicable the Master Issuer, Funding and the Mortgages Trustee of:
            (i) the Memorandum and Articles of Association of each of the Master Issuer, Funding and the Mortgages Trustee; and (ii) the resolution of the Board of Directors of each of the Master Issuer, Funding and the Mortgages Trustee authorising the execution of this Agreement and the other Legal Agreements and the entry into and performance of the transactions contemplated thereby; and (iii) in respect of the Master Issuer, the issue of the Reg S Issue 2007-1 Notes and the U.S. Issue 2007-1 Notes and the entry into and performance of the transactions contemplated thereby;

      (g)   COMPLIANCE

            At the Closing Date: (i) the representations and warranties of the Master Issuer, Funding, the Mortgages Trustee and Abbey in this Agreement being true, accurate and correct at, and as if made on, the Closing Date and the Master Issuer, Funding, the Mortgages Trustee and Abbey having performed all of their obligations and complied with all of their undertakings in the Legal Agreements to be performed on or before the Closing Date, and (ii) there having been delivered to the Underwriters a certificate to that effect signed by a duly authorised officer of, as applicable, the Master Issuer, Funding, the Mortgages Trustee and Abbey, dated the Closing Date and confirming that, since the date of this Agreement, there has been no adverse change, nor any development involving a prospective adverse change, in or affecting the operations, properties, financial condition or prospects of the Master Issuer, Funding, the Mortgages Trustee or Abbey which is material in the context of the issue of the U.S. Issue 2007-1 Notes;

      (h)   CIRCUMSTANCES FOR TERMINATION

            On or prior to the Closing Date, in the opinion of the Underwriters, none of the circumstances described in Clauses 14.1(c), 14.1(d), 14.1(f) or 14.1(g) having arisen;

      (i)   RATINGS

            Receipt of notification from Fitch Ratings, Moody's and Standard & Poor's that the ratings for the Reg S Issue 2007-1 Notes and the U.S. Issue 2007-1 Notes described in the Final Prospectus have been assigned either without conditions or subject only to the execution and delivery on or before the Closing Date of the Legal Agreements and legal opinions in all material respects in the form in which they shall then have been executed and delivered on or prior to the Closing Date, there not having been a public announcement from any of the above rating agencies that such agency has revised downwards or withdrawn or placed on review or "credit watch" with negative implications or with implications of a possible change that does not indicate the direction of such possible change (or other similar publication of formal review by the relevant rating agency) any existing credit rating assigned to the Reg S Issue 2007-1 Notes, the U.S. Issue 2007-1 Notes nor the long term debt of Abbey;

      (j)   REG S ISSUE 2007-1 NOTES SUBSCRIPTION AGREEMENT

            The Reg S Issue 2007-1 Notes Subscription Agreement having been entered into;

      (k)   OTHER ISSUES

            The Reg S Issue 2007-1 Notes having been or being issued and subscribed and paid for pursuant to the Reg S Programme Agreement and the Reg S Issue 2007-1 Notes Subscription Agreement, prior to or contemporaneously with the issue, subscription and payment for the U.S. Issue 2007-1 Notes hereunder;

      (l)   MATERIAL ADVERSE CHANGE

            There not having been between the date of this Agreement and the Closing Date any change or any development or event reasonably likely to involve a prospective change which would, in the judgment of the Underwriters, be materially adverse to the operations, properties, financial or trading condition of the Master Issuer, Funding, the Mortgages Trustee or Abbey from that set forth in the Preliminary Prospectus or the Final Prospectus or rendering untrue and incorrect any of the representations and warranties contained in Clauses 5, 6 and 7 and as though the said representations and warranties had been given on the Closing Date with reference to the facts and circumstances prevailing at that date nor the failure of the Master Issuer, Funding, the Mortgages Trustee or Abbey to perform each and every covenant and obligation to be performed by it pursuant to the Legal Agreements, the Loans and the Related Security on or prior to the Closing Date;

      (m)   SOLVENCY CERTIFICATES

            (i) The Master Issuer having furnished or caused to be furnished to the Underwriters at the Closing Date a solvency certificate, dated the Closing Date, of a duly authorised director of the Master Issuer in the agreed form;

            (ii) Funding having furnished or caused to be furnished to the Master Issuer and the Security Trustee a solvency certificate, dated the Closing Date, of a duly authorised director of Funding in the agreed form; and

            (iii) Abbey having furnished  or  caused to be furnished to Funding and the Security Trustee a solvency certificate, dated the Closing Date, of a duly authorised officer of Abbey in the agreed form; and

      (n)   CERTIFICATE OF NOTE TRUSTEE

            The Note Trustee having furnished to the Underwriters a certificate stating that that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-
            1) under the Trust Indenture Act of the Note Trustee did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

      Prior to the Closing Date, there shall be furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

      If any of the conditions specified in this Clause 9 have not been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in all material respects in form and substance to the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Master Issuer in writing or by telephone or facsimile confirmed in writing.

      The Underwriters may, at their discretion, waive compliance with the whole or any part of this Clause 9.

10.   CLOSING

10.1  ISSUE OF U.S. ISSUE 2007-1 NOTES

      Not later than 2:00 p.m. (London time) on the Closing Date, the Master Issuer will issue and deliver to the Underwriters, or to their order, a Global Issue 2007-1 Note for each of the Series 1 Class A1 Issue 2007-1 Notes, the Series 1 Class B1 Issue 2007-1 Notes, the Series 1 Class C1 Issue 2007-1 Notes, Series 2 Class A Issue 2007-1 Notes, the Series 2 Class C1 Issue 2007-1 Notes, the Series 3 Class A1 Issue 2007-1 Notes and the Series 4 Class A Issue 2007-1 Notes.

10.2  PAYMENT

      Against such delivery Morgan Stanley & Co. International Limited, on behalf of the Underwriters, will pay to the Master Issuer, or as the Master Issuer may direct, the gross subscription moneys for the U.S. Issue 2007-1 Notes (being the Issue Price). Such payment shall be made by Morgan Stanley & Co. International Limited in respect of the U.S. Issue 2007-1 Notes in U.S. Dollars in immediately available funds to the account of the Master Issuer, Citibank, N.A., London Branch, account number 0011591711, sort code 18-50-04, IBAN GB81 CITI 1850 0811 591711, reference Holmes Master Issuer PLC U.S. Issue 2007-1 Notes or to such other account(s) notified to Morgan Stanley & Co. International Limited by the Master Issuer. The SWIFT code for Citibank, N.A., London Branch's U.S. Dollar payments is CITIGB2L, and the SWIFT code for Citibank, N.A., New York's U.S. Dollar payments is CITIUS33.

      Such payment shall be evidenced by a confirmation by Morgan Stanley & Co. International Limited that it has so made that payment to the Master Issuer.

10.3  GROSS SUBSCRIPTION MONEYS

      The Master Issuer undertakes that on the Closing Date it will apply the gross subscription moneys for the U.S. Issue 2007-1 Notes and the gross subscription moneys for the Reg S Issue 2007-1 Notes (net of management and underwriting commissions and various out-of-pocket expenses) converted under the relevant Master Issuer Dollar Swap Agreements or Master Issuer Euro Swap Agreements, as applicable, forthwith in making a loan to Funding pursuant to the terms of the Master Issuer Intercompany Loan Agreement. Funding undertakes that it will apply the proceeds of the Master Issuer Intercompany Loan to make payment to Abbey or at Abbey's direction of the purchase price of an addition to Funding's already existing share of the portfolio and related rights pursuant to the Mortgage Sale Agreement.

11.   COMMISSIONS

11.1 In consideration of the obligations undertaken herein by the Underwriters, the Master Issuer agrees to pay to the Underwriters a selling commission (the SELLING COMMISSION) of 0.0431 per cent. of the aggregate principal amount of the Series 1 Class A1 Issue 2007-1 Notes, of 0.0431 per cent. of the aggregate principal amount of the Series 1 Class B1 Issue 2007-1 Notes, of 0.0431 per cent. of the aggregate principal amount of the Series 1 Class C1 Issue 2007-1 Notes, of 0.0431 per cent. of the aggregate principal amount of the Series 2 Class A Issue 2007-1 Notes, of 0.0431 per cent. of the aggregate principal amount of the Series 2 Class C1 Issue 2007-1 Notes, of 0.0431 per cent. of the aggregate principal amount of the Series 3 Class A1 Issue 2007-1 Notes and of 0.0431 per cent. of the aggregate principal amount of the Series 4 Class A Issue 2007-1 Notes and a combined management and underwriting commission (the MANAGEMENT AND UNDERWRITING COMMISSION) of 0.0215 per cent. of the aggregate principal amount of the Series 1 Class A1 Issue 2007-1 Notes, of 0.0215 per cent. of the aggregate principal amount of the Series 1 Class B1 Issue 2007-1 Notes, of 0.0215 per cent. of the aggregate principal amount of the Series 1 Class C1 Issue 2007-1 Notes, of 0.0215 per cent. of the aggregate principal amount of the Series 2 Class A Issue 2007-1 Notes, of 0.0215 per cent. of the aggregate principal amount of the Series 2 Class C1 Issue 2007-1 Notes, of 0.0215 per cent. of the aggregate principal amount of the Series 3 Class A1 Issue 2007-1 Notes and of 0.0215 per cent. of the aggregate principal amount of the Series 4 Class A Issue 2007-1 Notes.

11.2 The Master Issuer undertakes that on the Closing Date it will pay to the Underwriters the aggregate Selling Commission and aggregate Management and Underwriting Commission calculated in accordance with Clause 11.1, in sterling, in immediately available funds to Morgan Stanley & Co. International Limited, at HSBC Bank plc, sort code 40-05-15, A/C Morgan Stanley & Co. International Ltd., A/C No: 37304698, BIC: MIDLGB22, or to such other account(s) notified to the Master Issuer by Morgan Stanley & Co. International Limited.

12.   EXPENSES

12.1  GENERAL EXPENSES

      The Master Issuer covenants to pay or cause to be paid the following (together with (i) in respect of taxable supplies made to the Master Issuer, any amount in respect of value added tax or similar tax payable in respect thereof against production of a valid tax invoice and (ii) in respect of taxable supplies made to a person other than the Master Issuer, any amount in respect of Irrecoverable VAT or similar tax payable in respect thereof against production of a valid tax invoice): (a) the fees, disbursements and expenses of the Master Issuer's legal advisers and accountants and all other expenses of the Master Issuer in connection with the issue (including, without limitation, any filing fees payable to the Commission in connection with the registration of the U.S. Issue 2007-1 Notes under the Securities Act and any fees payable in connection with the qualification of the U.S. Issue 2007-1 Notes for offering and sale pursuant to any NASD regulatory provisions or under any applicable United States state securities, Blue Sky or similar laws) and listing of
      the   U.S.   Issue   2007-1  Notes  (including  without  limitation   any
      advertisements required in connection therewith), the preparation and delivery of each class of the U.S. Issue 2007-1 Notes in global form and (if required) definitive form, the costs of the initial delivery and
      distribution  of  the  U.S.  Issue  2007-1   Notes   (including,  without
      limitation, transportation, packaging and insurance) and the initial fees and expenses of The Depository Trust Company, Euroclear and Clearstream, Luxembourg in relation to the U.S. Issue 2007-1 Notes (excluding any such fees and expenses arising as a result of any transfer of the U.S. Issue 2007-1 Notes), the preparation and printing of the Final Prospectus (in proof, preliminary and final form) and any amendments and supplements thereto and the mailing and delivery of copies of this Agreement to the
      Underwriters;  (b)  the  cost  of  printing  or  reproducing   the  Legal
      Agreements and any other documents prepared in connection with the offering, issue and initial delivery of the U.S. Issue 2007-1 Notes; (c) the fees and expenses of the Note Trustee, the Security Trustee and the Master Issuer Security Trustee (including fees and expenses of legal advisers to the Note Trustee, the Security Trustee and the Master Issuer Security Trustee), the Principal Paying Agent, the U.S. Paying Agent, the Registrar, the Transfer Agent and the Agent Bank in connection with the preparation and execution of the Legal Agreements and any other relevant documents and the issue of the U.S. Issue 2007-1 Notes and compliance with the Conditions of the U.S. Issue 2007-1 Notes; (d) the fees and expenses incurred or payable in connection with obtaining a rating for the U.S. Issue 2007-1 Notes from Fitch Ratings, Moody's and Standard & Poor's and annual fees in connection with such rating or any other rating from such institution for the U.S. Issue 2007-1 Notes; (e) the fees and expenses payable in connection with obtaining and maintaining the admission to trading of the U.S. Issue 2007-1 Notes on the Stock Exchange; (f) out-of-pocket expenses (excluding legal expenses) incurred by the Underwriters in connection with the transactions contemplated hereby; (g) any roadshow expenses incurred by the Underwriters; (h) any amount in respect of the fees and disbursements of the Underwriters' legal advisers in relation thereto and (i) any costs incurred by an Underwriter in connection with the reformation of a Contract of Sale with an investor that received an Amended Prospectus.

12.2  REIMBURSEMENT

      The Master Issuer will reimburse the Underwriters for all amounts incurred by them in connection with the issue of the U.S. Issue 2007-1 Notes which it has agreed to pay pursuant to Clause 12.1.

      For the avoidance of doubt, references to costs and expenses in this Agreement shall be deemed to include, in addition, references to any Irrecoverable VAT payable in respect of such costs and expenses.

13.   INDEMNIFICATION

13.1  THE MASTER ISSUER, FUNDING, MORTGAGES TRUSTEE AND ABBEY INDEMNITY

      Each of the Master Issuer, Funding, the Mortgages Trustee and Abbey jointly and severally agrees to indemnify and hold harmless each Underwriter (including, for the purposes of this Clause 13.1, the directors, officers, employees and agents of each Underwriter) and each person who controls such Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, including without limitation any such losses, claims, damages or liabilities arising under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (1) the Registration Statement, (2) the Disclosure Package, (3) the Final Prospectus, (4) any Free Writing Prospectus (excluding for this purpose any Underwriter Free Writing Prospectus for which the Master Issuer and Abbey do not provide written consent pursuant to Clause 8.1(t)(v)) or Issuer Information prepared, distributed or disseminated by the Master Issuer, Funding, the Mortgages Trustee or Abbey and not included in the Disclosure Package or (5) the Investor Presentation Material, considered together with the Disclosure Package (save in the case of the Mortgages Trustee, which gives no indemnity herein in relation to item (5) above), or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Master Issuer, Funding, the Mortgages Trustee and Abbey will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (a) made in the Registration Statement, the Disclosure Package or the Final Prospectus in reliance upon and in conformity with written information furnished to the Master Issuer, Funding, the Mortgages Trustee and Abbey by or on behalf of any Underwriter specifically for inclusion therein, (b) contained in that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Note Trustee or (c) contained in any Bloomberg Submission unless such untrue statement or alleged untrue statement or omission or alleged omission contained in any Bloomberg Submission results from an error or omission in the Disclosure Package or the Final Prospectus (other than any written information furnished to the Master Issuer, Funding, the Mortgages Trustee or Abbey by or on behalf of any Underwriter specifically for inclusion therein); and provided further, that as to the Disclosure Package or the Final Prospectus, this indemnity agreement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage, liability or action arising from the sale of U.S. Issue 2007-1 Notes to any person by that Underwriter if (a) the Disclosure Package (or, if it is available prior to the date such Underwriter enters into the Contract of Sale with such person with respect to those U.S. Issue 2007-1 Notes, the Final Prospectus) is amended or supplemented prior to the date the Underwriter enters into a Contract of Sale with such person with respect to those U.S. Issue 2007-1 Notes, (b) that the Underwriter failed to send or give a copy of the Disclosure Package (or, if applicable, the Final Prospectus), as amended or supplemented, to that person before the time of sale, and (c) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Disclosure Package (or, if applicable, the Final Prospectus) was corrected in such amendment or supplement and such corrected Disclosure Package (or, if applicable, Final Prospectus) was delivered to the Underwriter in time so that the Underwriter could have delivered the corrected Disclosure Package (or, if applicable, the Final Prospectus) to such person prior to the time of sale, unless such failure resulted from non-compliance by the Master Issuer, Funding, the Mortgages Trustee or Abbey with Clause 8.1(c) hereof. For the purposes of the final proviso to the immediately preceding sentence, the terms Disclosure Package and Final Prospectus shall not be deemed to include any documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Disclosure Package or in any Final Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written or oral request therefor. The Master Issuer, Funding, the Mortgages Trustee and Abbey further agree to reimburse each Underwriter and each such controlling person for any legal and other expenses reasonably incurred by such Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Master Issuer, Funding, the Mortgages Trustee and Abbey may otherwise have to any Underwriter or any controlling person of any Underwriter.

      No Underwriter or controlling person of any Underwriter shall have any duty or obligation, whether as fiduciary for any Underwriter, controlling person or otherwise, to recover any such payment or to account to any other person for any amounts paid to it under this Clause 13.1.

13.2  UNDERWRITERS' INDEMNITY

      Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Master Issuer, Funding, the Mortgages Trustee and Abbey, each of their directors and each of the officers of Funding who sign the Registration Statement, and each person who controls the Master Issuer, Funding, the Mortgages Trustee or Abbey within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Master Issuer to each Underwriter, but only with reference to (a) written information relating to such Underwriter furnished to the Master Issuer, Funding, the Mortgages Trustee or Abbey by or on behalf of such Underwriter specifically for inclusion in any of the documents referred to in the foregoing indemnity or (b) any Bloomberg Submission prepared by such Underwriter; provided, however, that the indemnity with respect to clause (b) above shall not apply to any untrue statement or alleged untrue statement or omission or alleged omission made in any Bloomberg Submission that results from an error or omission in the Disclosure Package or the Final Prospectus (other than any written information furnished to the Master Issuer, Funding, the Mortgages Trustee or Abbey by or on behalf of such Underwriter specifically for
      inclusion therein).   This indemnity agreement will be in addition to any
      liability which any Underwriter may otherwise have. It is acknowledged that for purposes of this Agreement the statements set forth under the heading "Underwriting" that specify (a) the list of Underwriters and their respective participation in the sale of the U.S. Issue 2007-1 Notes and (b) the sentences related to concessions and reallowances in the Preliminary Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Disclosure Package or the Final Prospectus.

13.3  PROCEEDINGS

      Promptly after receipt by an indemnified party under this Clause 13 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Clause 13, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
      (a) will not relieve it from liability under Clause 13.1 or 13.2 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defences and (b) will not in any event relieve the indemnifying party from any obligation to any indemnified party other than the indemnification obligation provided in Clauses 13.1 or 13.2 above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defence thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defence of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Clause 13 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defence thereof other than reasonable costs of investigation; provided that each Underwriter, the Underwriters as a group, or the Master Issuer, Funding, the Mortgages Trustee and Abbey, as the case may be, shall have the right to employ separate counsel to represent such Underwriter and its controlling persons, the Underwriters and their respective controlling persons or the Master Issuer, Funding, the Mortgages Trustee and Abbey and their respective controlling persons, as the case may be, who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such indemnified parties under this Clause 13 if, in the reasonable judgment of any Underwriter, the Underwriters acting together, or the Master Issuer, Funding, the Mortgages Trustee and Abbey, as the case may be, it is advisable for such indemnified parties to be represented by separate counsel, and in that event the fees and expenses of such separate counsel (and local counsel) shall be paid by the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defence of such action and approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Clause 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defence thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defences in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one such separate counsel (and local counsel) representing the indemnified parties under Clauses 13.1 or 13.2 hereof), (ii) the indemnifying party shall not be liable for the expenses of more than one such separate counsel (and local counsel) representing the employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorised the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if Subparagraph (i) or
      (iii) is applicable, such liability shall be only in respect of the counsel referred to in such Subparagraph (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, such consent not to be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Clause 13, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 60 days after receipt by such indemnifying party of such request and (B) such indemnifying party shall not have either reimbursed the indemnified party in accordance with such request or objected to such request in writing prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and in respect of which indemnity could have been sought hereunder by such indemnified party, unless such settlement: (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, and (ii) does not include a statement as to or any admission of fault, culpability or failure to act, by or on behalf of any indemnified party.

13.4  CONTRIBUTION

      In the event that the indemnity provided in Clauses 13.1 or 13.2 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Master Issuer, Funding, the Mortgages Trustee, Abbey and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, LOSSES) to which the Master Issuer, Funding, the Mortgages Trustee, Abbey and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Master Issuer, Funding, the Mortgages Trustee, Abbey and the Underwriters from the offering of the U.S. Issue 2007-1 Notes. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Master Issuer, Funding, the Mortgages Trustee, Abbey and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Master Issuer, Funding, the Mortgages Trustee, Abbey and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Master Issuer, Funding, the Mortgages Trustee and Abbey shall be deemed to be equal to the Issue Price (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total Selling Commission and the Management and Underwriting Commission, in each case as set forth in Clause 11.1. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Master Issuer, Funding, the Mortgages Trustee or Abbey on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Master Issuer, Funding, the Mortgages Trustee, Abbey and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the foregoing, in no case shall an Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the U.S. Issue 2007-1 Notes) be responsible for any amount in excess of the Selling Commission or Management and Underwriting
      Commission applicable to the U.S. Issue 2007- 1 Notes purchased by such Underwriter hereunder. Notwithstanding the provisions of this Clause 13.4, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Clause 13, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Master Issuer, Funding, the Mortgages Trustee or Abbey within the meaning of either the Securities Act or the Exchange Act, each officer of Funding who shall have signed the Registration Statement and each director of the Master Issuer, Funding, the Mortgages Trustee or Abbey, shall have the same rights to contribution as the Master Issuer, Funding, the Mortgages Trustee or Abbey, as the case may be, subject in each case to the applicable terms and conditions of this Clause 13.4.

14.   TERMINATION

14.1  UNDERWRITERS' ABILITY TO TERMINATE

      Notwithstanding any other provision of this Agreement, the Underwriters may, by notice to the Master Issuer given at any time prior to payment of the gross subscription moneys for the U.S. Issue 2007-1 Notes to the Master Issuer, terminate this Agreement in any of the following circumstances:

      (a) if there shall have come to the notice of the Underwriters any breach of, or any event rendering untrue or incorrect in any material respect, any of the warranties and representations contained in Clauses 5, 6 or 7 or (or any deemed repetition thereof) or failure to perform any of the Master Issuer's or Abbey's covenants or agreements in this Agreement; or

      (b) if any condition specified in Clause 9 has not been satisfied or waived by the Underwriters; or

      (c) if, in the opinion of the Underwriters, circumstances shall be such as: (i) to prevent or to a material extent restrict payment for the U.S. Issue 2007-1 Notes in the manner contemplated in this Agreement or (ii) to a material extent prevent or restrict settlement of transactions in the U.S. Issue 2007-1 Notes in the market or otherwise; or

      (d) if, in the opinion of the Underwriters, there shall have been (i) any change in national or international political, legal, tax or regulatory conditions or (ii) there shall have occurred any outbreak or escalation of liabilities or any change in financial markets or any calamity or emergency, either within or outside the United States, in each case that in the judgment of the Underwriters is material and adverse and makes it impracticable or inadvisable to market the U.S. Issue 2007-1 Notes on the terms and in the manner contemplated by this Agreement and the Disclosure Package or the Final Prospectus; or

      (e) upon termination of the Reg S Issue 2007-1 Notes Subscription Agreement; or

      (f) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the London Stock Exchange or the over-the-counter market or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream, Luxembourg, or Euroclear systems in Europe; or

      (g) a general moratorium on commercial banking activities shall have been declared by U.S. federal or New York State authorities.

      Upon such notice being given this Agreement shall terminate and be of no further effect.

14.2  CONSEQUENCES OF TERMINATION

      In the event that this Agreement terminates, no party hereto shall be under any liability to any other party in respect of this Agreement except that (a) the Master Issuer shall remain liable under Clause 12 for the payment of the costs and expenses already incurred or incurred in consequence of such termination, (b) the indemnity agreement and contribution provisions set forth in Clause 13 shall survive and (c) the obligations of the Master Issuer and Abbey, which would have continued in accordance with Clause had the arrangements for the underwriting and issue of the U.S. Issue 2007-1 Notes been completed, shall so continue.

15.   SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS

15.1 The representations, warranties, agreements, undertakings and indemnities in this Agreement will continue in full force and effect notwithstanding completion of the arrangements for the subscription and issue of the U.S. Issue 2007-1 Notes or any investigation made by or on behalf of any Underwriter or any controlling person or any of its representatives, directors, officers, agents or employees or any of them.

15.2 Save for their respective responsibilities to comply with Clauses 5(f), 5(t), 6(e), 6(r) and 7(b), none of the Master Issuer, Funding, the Mortgages Trustee or Abbey shall have any responsibility in respect of the legality of the Underwriters or other persons offering and selling the U.S. Issue 2007-1 Notes in any jurisdiction or in respect of the U.S. Issue 2007-1 Notes qualifying for sale in any jurisdiction.

16.   NOTICES

      All communications pursuant to this Agreement will be in writing and will be delivered at or sent by facsimile transmission to the following addresses:

      (a)   if to the Master Issuer,
            Abbey National House
            2 Triton Square
            Regent's Place
            London NW1 3AN

            Attention:  Company Secretary
            Facsimile:  + 44 (0)20 7756 5627

      (b)   if to Abbey,
            c/o Abbey House (AAM 129)
            201 Grafton Gate East
            Milton Keynes MK9 1AN

            Attention:  Securitisation Team, Retail Credit Risk
            Facsimile:  + 44 (0)1908 343 019

            with a copy to:

            Attention:  Company Secretary
            Facsimile:  + 44 (0)20 7756 5627


      (c)   if to the Underwriters,

            Citigroup Global Markets Limited
            Citigroup Centre
            Canada Square
            Canary Wharf
            London E14 5LB

            Attention:  Debt Syndicate
            Telephone:  +44 (0) 20 7986 9000
            Facsimile:  +44 (0) 20 7986 1929

            Morgan Stanley & Co. International Limited
            20 Cabot Square
            Canary Wharf
            London E14 4QW

            Attention:  Securitized Products Group
            Telephone:  +44 (0) 20 7425 8000
            Facsimile:  +44 (0) 20 7425 8990

            The Royal Bank of Scotland plc
            135 Bishopsgate
            London EC2M 3UR

            Attention:  Mike Slevin
            Telephone:  +44 (0) 20 7085 8806
            Facsimile:  +44 (0) 20 7085 5510

      Any communication so sent by letter shall take effect at the time of actual delivery, and any communication so sent by facsimile transmission shall take effect upon acknowledgement of receipt by the recipient. Any communication to be delivered to any party under this Agreement which is to be sent by facsimile transmission will be written legal evidence.

17.   TIME

      Time shall be of the essence of this Agreement.

18.   GOVERNING LAW AND JURISDICTION

18.1  GOVERNING LAW

      This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York.

18.2  JURISDICTION

      Each of the parties hereto irrevocably agrees that, except as otherwise set forth in this Clause 18.2, any state or federal court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute arising out of or based upon this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the Master Issuer, Funding, the Mortgages Trustee and Abbey hereby appoints CT Corporation System at 111 Eighth Avenue, New York, NY 10011, or, if otherwise, its principal place of business in the City of New York from time to time, as its agent for service of process, and agrees that service of any process, summons, notice or document by hand delivery or registered mail upon such agent shall be effective service of process for any suit, action or proceeding brought in any such court. Each of the Master Issuer, Funding, the Mortgages Trustee and Abbey irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Master Issuer, Funding, the Mortgages Trustee and Abbey agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each of the Master Issuer, Funding, the Mortgages Trustee and Abbey and may be enforced in any other court to whose jurisdiction each of the Master Issuer, Funding, the Mortgages Trustee and Abbey is or may in the future be subject, by suit upon judgment. Each of the Master Issuer, Funding, the Mortgages Trustee and Abbey further agrees that nothing herein shall affect the Underwriters' right to effect service of process in any other manner permitted by law or to bring a suit, action or proceeding (including a proceeding for enforcement of a judgment) in any other court or jurisdiction in accordance with applicable law.

19.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF this Agreement has been entered on the date stated at the beginning.

                                  SIGNATORIES



HOLMES MASTER ISSUER PLC

By:   /S/ MARTIN MCDERMOTT


Authorised Signatory


ABBEY NATIONAL PLC

By:   /S/ CHRIS FIELDING


Authorised Signatory


HOLMES FUNDING LIMITED

By:   /S/ MARTIN MCDERMOTT


Authorised Signatory


HOLMES TRUSTEES LIMITED

By:   /S/ MARTIN MCDERMOTT


Authorised Signatory


CITIGROUP GLOBAL MARKETS LIMITED

By:   ROBERT H. LIAO


Authorised Signatory


MORGAN STANLEY & CO. INTERNATIONAL LIMITED

By:   STEVE WHITE       (MANAGING DIRECTOR)


Authorised Signatory


THE ROYAL BANK OF SCOTLAND PLC

By:   M.A.SLEVIN


Authorised Signatory

                                  SCHEDULE I

UNDERWRITERS         PRINCIPAL AMOUNT OF SERIES 1 CLASS PRINCIPAL AMOUNT OF SERIES 1 CLASS PRINCIPAL AMOUNT OF SERIES 1 CLASS
                     A1 ISSUE 2007-1 NOTES              B1 ISSUE 2007-1 NOTES              C1 ISSUE 2007-1 NOTES
Citigroup Global     U.S.$500,000,000                   U.S.$19,066,666                    U.S.$10,100,000
Markets Limited
Morgan Stanley & Co. U.S.$500,000,000                   U.S.$19,066,667                    U.S.$10,100,000
International Limited
The Royal Bank of    U.S.$500,000,000                   U.S.$19,066,667                    U.S.$10,100,000
Scotland plc
TOTAL                U.S.$1,500,000,000                 U.S.$57,200,000                    U.S.$30,300,000


UNDERWRITERS          PRINCIPAL AMOUNT OF SERIES 2 CLASS PRINCIPAL AMOUNT OF SERIES 2 CLASS  PRINCIPAL AMOUNT OF SERIES 3 CLASS
                      A ISSUE 2007-1 NOTES               C1 ISSUE 2007-1 NOTES               A1 ISSUE 2007-1 NOTES
Citigroup Global      U.S.$500,000,000                   U.S.$3,266,667                      U.S.$533,333,334
Markets Limited
Morgan Stanley & Co.  U.S.$500,000,000                   U.S.$3,266,666                      U.S.$533,333,333
International Limited
The Royal Bank of     U.S.$500,000,000                   U.S.$3,266,667                      U.S.$533,333,333
Scotland plc
TOTAL                 U.S.$1,500,000,000                 U.S.$9,800,000                      U.S.$1,600,000,000


UNDERWRITERS                                   PRINCIPAL AMOUNT OF SERIES 4 CLASS A ISSUE 2007-1 NOTES
Citigroup Global Markets Limited               U.S.$333,333,334
Morgan Stanley & Co. International Limited     U.S.$333,333,333
The Royal Bank of Scotland plc                 U.S.$333,333,333
TOTAL                                          U.S.$1,000,000,000







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